UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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EverQuote, Inc.
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NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS

JUNE 4, 2026

Dear Stockholder:

You are invited to attend the 2026 Annual Meeting of Stockholders of EverQuote, Inc. (the “Annual Meeting”), a Delaware corporation, which will be held on Thursday, June 4, 2026, at 10:00 a.m., Eastern Time. The Annual Meeting will be a virtual meeting via a live webcast on the Internet. Stockholders may attend the Annual Meeting online, vote your shares during the online meeting and submit your questions during the virtual meeting by visiting www.virtualshareholdermeeting.com/EVER2026. The Annual Meeting will be held for the following purposes:

•

To elect seven directors, David Blundin, Sanju Bansal, Paul Deninger, Jayme Mendal, George Neble, John Shields and Mira Wilczek, to hold office until our 2027 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal;

•	To approve an amendment to the Company’s Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation;

•	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026; and

•	To transact any other business that properly comes before the Annual Meeting (including adjournments and postponements thereof).

The foregoing items of business are more fully described in the proxy statement accompanying this notice. In addition, stockholders may be asked to consider and vote upon any other matters that may be properly brought before the Annual Meeting and at any adjournments or postponements thereof. Any action may be taken on the foregoing matters at the Annual Meeting on the date specified above, or on any date or dates to which the Annual Meeting may be adjourned, or to which the Annual Meeting may be postponed.

Our Board of Directors has fixed the close of business on April 7, 2026 as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments or postponements thereof. All such stockholders are cordially invited to attend the meeting. However, to ensure your representation at the meeting, you are urged to vote by proxy prior to the meeting. If you attend the meeting, you may vote during the meeting even if you have voted by proxy.

We encourage you to access the virtual annual meeting before the start time of 10:00 a.m., Eastern Time, on June 4, 2026, to allow ample time for online access, which will begin at 9:45 a.m., Eastern Time.

A complete list of registered stockholders will be available for the examination of any stockholder, for any purpose germane to the meeting for a period of at least 10 days prior to the Annual Meeting date, during ordinary business hours at EverQuote’s principal place of business located at 141 Portland Street in Cambridge, Massachusetts 02139. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting. Please refer to instructions on how to vote your shares on the Notice of Internet Availability of Proxy Materials you received in the mail, the section titled “Voting” beginning on page 1 of the attached Proxy Statement or, if you requested to receive printed proxy materials, your enclosed proxy card.

We make proxy materials available to our stockholders on the Internet. You can access proxy materials at www.proxyvote.com. In order to authorize your proxy via the Internet you must have the stockholder identification number that appears on the enclosed proxy card.

By Order of our Board of Directors,

Joseph Sanborn
Chief Financial Officer and Chief Administrative Officer
April 23, 2026

i

FORWARD-LOOKING STATEMENTS

This Proxy Statement contains statements reflecting our views about our future performance that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (Reform Act). Statements that constitute forward-looking statements within the meaning of the Reform Act are generally identified through the inclusion of words such as “anticipate,” “believe,” “estimate,” “expect,” “confident,” “forecast,” “future,” “goal,” “guidance,” “intend,” “may,” “objective,” “outlook,” “plan,” “position,” “potential,” “project,” “seek,” “should,” “strategy,” “target,” “will” or similar statements or variations of such words and other similar expressions. All statements addressing our future operating performance, and statements addressing events and developments that we expect or anticipate will occur in the future, are forward-looking statements within the meaning of the Reform Act. These forward-looking statements are based on currently available information, operating plans and projections about future events and trends. They inherently involve risks and uncertainties that could cause actual results to differ materially from those predicted in any such forward-looking statement. These risks and uncertainties include, but are not limited to, those described in “Item 1A. Risk Factors” starting on page 9 of our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission (the “SEC”) on February 24, 2026. Investors are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. We undertake no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

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PROXY STATEMENT

FOR THE 2026 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

THURSDAY, JUNE 4, 2026

GENERAL INFORMATION

Our board of directors solicits your proxy on our behalf for the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), and at any postponement or adjournment of the Annual Meeting, for the purposes set forth in this Proxy Statement. The meeting will be held via the internet as a virtual web conference at www.virtualshareholdermeeting.com/EVER2026 on Thursday, June 4, 2026, at 10:00 a.m., Eastern Time. We intend to mail a Notice of Internet Availability of Proxy Materials to stockholders of record and to make this Proxy Statement and accompanying materials available on the internet on or about April 23, 2026.

In this Proxy Statement, the terms “EverQuote,” “the company,” “we,” “us,” and “our” refer to EverQuote, Inc. The mailing address of our principal executive offices is EverQuote, Inc., 141 Portland Street, Cambridge, MA 02139. All website addresses set forth in this Proxy Statement are for information only and are not intended to be an active link or to incorporate any website information into this document.

IMPORTANT INFORMATION ABOUT THE PROXY PROCESS AND VOTING

Virtual Meeting	The Annual Meeting will be held virtually on June 4, 2026, at 10:00 a.m., Eastern Time. To attend, vote, and submit questions during the Annual Meeting, visit www.virtualshareholdermeeting.com/EVER2026 and enter the control number included on the Notice of Internet Availability of Proxy Materials that you received, on your proxy card, or on the materials provided by your bank, broker, trustee or other nominee. Online access to the webcast will open approximately 15 minutes prior to the start of the Annual Meeting. The meeting will be governed by our Rules of Conduct, which will be posted at https://investors.everquote.com/financials-and-filings/Annual-Meeting.

Attending the Meeting	We will host the Annual Meeting via the internet as a virtual web conference. You may attend the Annual Meeting live online by visiting www.virtualshareholdermeeting.com/EVER2026. The virtual web conference will start at 10:00 a.m., Eastern Time, on June 4, 2026. In order to attend the Annual Meeting online, you will need the control number included on the Notice of Internet Availability of Proxy Materials you received, your proxy card, or the materials provided by your bank, broker, trustee or other nominee. Instructions on how to attend and participate in the meeting online, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/EVER2026.

Internet Availability of Proxy Materials	We are providing access to our proxy materials over the internet. On or about April 23, 2026, we will mail the Notice to stockholders. The Notice contains instructions on how to access our proxy materials and how to vote. If you would like to receive a paper or e-mail copy of our proxy materials, please follow the instructions in the Notice. If you requested printed versions of these materials by mail, you will also receive a proxy card for the Annual Meeting.

Record Date	April 7, 2026.

Stockholders Entitled to Vote	A complete list of registered stockholders will be available for the examination of any stockholder, for any purpose germane to the meeting for a period of at least 10 days prior to the Annual Meeting date, during ordinary business hours at EverQuote’s principal place of business located at 141 Portland Street in Cambridge, Massachusetts 02139. The list of these stockholders will also be available on the bottom of your screen during the Annual Meeting after entering the control number included on the Notice of Internet Availability of Proxy Materials that you received, on your proxy card, or on the materials provided by your bank, broker, trustee or other nominee.

Quorum	A majority of the voting power of all issued and outstanding shares of our Class A common stock and Class B common stock (voting together as a single class) entitled to vote on the Record Date must be virtually present during the meeting or represented by proxy to constitute a quorum.

Shares Outstanding	31,769,000 shares of Class A common stock and 3,604,278 shares of Class B common stock were outstanding as of the Record Date.

Voting

There are four ways a stockholder of record can vote:

Over the Internet: If you are a stockholder as of the Record Date, you may vote over the internet by following the instructions provided in the Notice.

By Telephone: If you are a stockholder as of the Record Date, you may vote by telephone by following the instructions in the Notice.

By Mail: If you requested printed copies of proxy materials and are a stockholder as of the Record Date, you may vote by mailing your proxy as described in the proxy materials.

During the Meeting: If you are a stockholder as of the Record Date, you will have the ability to attend the virtual meeting and vote online during the meeting. The Annual Meeting will be a virtual only meeting, which can be accessed at www.virtualshareholdermeeting.com/EVER2026. Voting your shares in advance of the meeting will not prevent a stockholder from: (i) attending the Annual Meeting online, (ii) revoking their earlier submitted proxy in accordance with the process outlined below, or (ii) voting during the meeting.

In order to be counted, proxies submitted by telephone or internet must be received by 11:59 p.m., Eastern Time, on June 3, 2026. Proxies submitted by U.S. mail must be received before the start of the Annual Meeting.

If you hold your shares through a bank, broker, trustee or other nominee, please follow their instructions.

Revoking Your Proxy	Stockholders of record may revoke their proxies by virtually attending the Annual Meeting and voting during the meeting, by filing an instrument in writing revoking the proxy or by filing another duly executed proxy bearing a later date with our Secretary before the vote is counted or by voting again using the telephone or internet before the cutoff time (11:59 p.m., Eastern Time, on June 3, 2026). Your latest telephone or internet proxy is the one that will be counted. If you hold shares through a bank, broker, trustee or other nominee, you may revoke any prior voting instructions by contacting that entity.

Voting Rights	Holders of our Class A common stock are entitled to one vote per share of Class A common stock held on the Record Date in respect of any proposal presented at the Annual Meeting. Holders of our Class B common stock are entitled to ten votes per share of Class B common stock held on the Record Date in respect of any proposal presented at the Annual Meeting.

Votes Required to Adopt Proposals

For Proposal 1, the seven director nominees receiving the highest number of votes cast FOR election, or a “plurality” of the votes properly cast, will be elected as directors.

For Proposal 2, the affirmative vote of stockholders holding a majority of the outstanding shares of our Class A common stock and Class B common stock, voting together as a single class, is required to approve the amendment to our Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation.

For Proposal 3, the affirmative vote of stockholders holding a majority in voting power of the votes cast FOR or AGAINST the proposal is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Effect of Votes Withheld, Abstentions and Broker Non-Votes

Votes withheld, abstentions and “broker non-votes” (i.e., where a bank, broker, trustee or other nominee has not received voting instructions from the beneficial owner on a proposal and where the bank, broker, trustee or other nominee does not have discretionary power to vote on such proposal) are counted as present for purposes of determining the presence of a quorum. Shares voting “withheld” and broker non-votes have no effect on the election of directors. Abstentions and broker non-votes have the effect of a vote AGAINST the proposal to amend our Restated Certificate of Incorporation. Abstentions have no effect on the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Under applicable rules, banks, brokers, trustees or other nominees who do not receive voting instructions from their customers have the discretion to vote uninstructed shares on certain proposals, but do not have discretion to vote such uninstructed shares on certain other proposals. Of the matters to be voted on at the Annual Meeting, we expect the only proposal on which your bank, broker, trustee or other nominee will have discretionary voting authority to vote your shares in the absence of voting instructions is Proposal 3, the ratification of the appointment of PricewaterhouseCoopers LLP. If your shares are held through a bank, broker, trustee or other nominee, those shares will not be voted in the election of directors or on the proposal to amend our Restated Certificate of Incorporation unless you affirmatively provide such entity with instructions on how to vote.

Voting Instructions	If you complete and submit your proxy voting instructions, the persons named as proxies will follow your instructions. If you submit proxy voting instructions but do not direct how your shares should be voted on each item, the persons named as proxies will vote FOR the election of each of the nominees for director, FOR the approval of the amendment to our Restated Certificate of Incorporation and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm. The persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their best judgment, although we have not received timely notice of any other matters that may be properly presented for voting at the Annual Meeting.

Voting Results	We will announce preliminary results at the Annual Meeting. We will report final results by filing a Current Report on Form 8-K, or Form 8-K, within four business days after the Annual Meeting. If final results are not available at that time, we will provide preliminary voting results in the Form 8-K and final results in an amendment to the Form 8-K after they become available.

Additional Solicitation/Costs	We are paying for the distribution of the proxy materials and solicitation of the proxies. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning and tabulating the proxies. Our directors, officers and employees may also solicit proxies on our behalf in person, by telephone, email or facsimile, but they do not receive additional compensation for providing those services.

Householding	Some bank, broker, trustee or other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of the Notice, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2025, as applicable, is being delivered to multiple stockholders sharing an address unless we have received contrary instructions. We will promptly deliver a separate copy of any of these documents to you if you write to us at Investor Relations at EverQuote, Inc., 141 Portland Street, Cambridge, MA 02139 or email us at investors@everquote.com or call us at (855) 522-3444. If you want to receive separate copies of the Notice, Proxy Statement or Annual Report on Form 10-K in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, trustee or other nominee record holder, or you may contact us at the above address or email or telephone number.

PROPOSAL 1

ELECTION OF DIRECTORS

The first proposal on the agenda for the Annual Meeting is the election of seven director nominees to serve for a one-year term beginning at the Annual Meeting and ending at our 2027 annual meeting of stockholders, or the 2027 Annual Meeting. The terms of our current directors expire at the Annual Meeting. Directors are elected to hold office for a one-year term or until the election and qualification of their successors in office, subject to their earlier death, resignation or removal.

Our board of directors has nominated David Blundin, Sanju Bansal, Paul Deninger, Jayme Mendal, George Neble, John Shields and Mira Wilczek for re-election to the board to hold office for a one-year-term expiring at our 2027 Annual Meeting or until their successors are duly elected and qualified, subject to their earlier death, resignation or removal. Each of the nominees is a current member of our board of directors and has consented to serve if elected.

Unless you direct otherwise through your proxy voting instructions, the persons named as proxies will vote all proxies received “FOR” the election of each nominee. If any nominee is unable or unwilling to serve at the time of the Annual Meeting, the persons named as proxies may vote for a substitute nominee chosen by the members of our board of directors. In the alternative, the proxies may vote only for the remaining nominees, leaving a vacancy on our board of directors.

Our board of directors may fill such vacancy at a later date or reduce the size of our board of directors. We have no reason to believe that any of the nominees will be unwilling or unable to serve if elected as a director.

Recommendation of our Board of Directors

The board of directors recommends that you vote “FOR” the election of each of David Blundin, Sanju

Bansal, Paul Deninger, Jayme Mendal, George Neble, John Shields and

Mira Wilczek as directors.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Board of Directors

The biographies of each of the nominees below contains information regarding each person’s service as a director on our board of directors, business experience and other experiences, qualifications, attributes or skills that caused our board to nominate him or her as a director. In addition to the information presented below regarding each such person’s specific experience, qualifications, attributes and skills that led our board of directors to the conclusion that he or she should serve as a director, we also believe that each of our directors has a reputation for integrity, honesty and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment of service to our company and our board of directors, including a commitment to understanding our business and industry. We also value our directors’ experience in relevant areas of business management and on other boards of directors and board committees.

Below is information regarding our director nominees and directors whose terms are continuing after the Annual Meeting:

Name	Age	EverQuote Director Since	Independent	Committee Membership
David Blundin	59	2008	No	—
Sanju Bansal	60	2014	Yes	Compensation Committee
Paul Deninger	67	2019	Yes	Audit Committee, Compensation Committee
Jayme Mendal	40	2020	No	—
George Neble	69	2018	Yes	Audit Committee
John Shields	73	2018	Yes	Audit Committee
Mira Wilczek	44	2017	Yes	Compensation Committee

Nominees for Election

David Blundin, one of our co-founders, has served as chairman of our board of directors since August 2008. Mr. Blundin is the founder of Link Ventures LLLP, a venture capital firm, where he has served as managing partner since January 2006. He is also the co-founder of Vestigo Ventures LLC, a venture capital firm, where he has served as managing partner since January 2016. Mr. Blundin is also chairman of the board of Vestmark, Inc., a portfolio management solutions company, where he served as chief executive officer from 2001 to 2008. In June 2005, Mr. Blundin co-founded Link Studio, Inc., a venture studio located in Cambridge, Massachusetts, where he has served as chairman since its founding and also served as chief executive officer until February 2017. From 1997 to 2000, Mr. Blundin was the chief executive officer and chairman of DataSage, Inc., a company he founded that used neural network technology for data analytics in industrial applications including online marketing. In 2000, DataSage was acquired by Vignette Corporation, where Mr. Blundin served as chief technologist until 2002. Since 2002, Mr. Blundin has founded and co-founded at least 10 software and internet companies in addition to Vestmark, including Autotegrity, Inc., a data analytics and online marketing company, and CourseAdvisor, an online research company. Prior to 1997, Mr. Blundin was president and chief executive officer of Cirrus Recognition Systems, one of the first commercially successful machine-learning companies. Mr. Blundin holds an S.B. degree in computer science from the Massachusetts Institute of Technology (MIT), where he researched neural network technology. His thesis at the MIT Artificial Intelligence Laboratory was entitled, “Neural Network Simulations on a Connection Machine.” We believe that Mr. Blundin is qualified to serve on our board of directors because of his extensive experience as a director of technology companies and deep knowledge of our company.

Sanju Bansal has served as a member of our board of directors since May 2014. Mr. Bansal has served as chief executive officer of Hunch Analytics, LLC, a data analytics company, since November 2013. Prior to funding

Hunch Analytics, Mr. Bansal served in various executive leadership positions and as a director of MicroStrategy Incorporated, a worldwide provider of business intelligence software, including as executive vice president from 1993 to 2013 and chief operating officer from 1994 to 2012. Mr. Bansal also served as a member of MicroStrategy’s board of directors from 1993 to 2013, including as vice chairman from November 2000 to November 2013. Mr. Bansal served as a director of SimilarWeb Ltd., a digital data and analytics company, from August 2021 to June 2024. Mr. Bansal also served as a director of Cvent, Inc., an event management software company, from November 1999 to June 2022, and as a director of CSRA Inc., an information technology services company specializing in national security, from November 2015 to April 2018. Mr. Bansal served as a director of The Advisory Board Company from 2009 until the company’s sale in November 2017. Mr. Bansal holds an S.B. degree in electrical engineering from the Massachusetts Institute of Technology and an M.S. degree in computer science from The Johns Hopkins University. We believe that Mr. Bansal is qualified to serve on our board of directors because of his deep background in consulting and information and systems technology, his leadership experience as a senior executive of a public company, his corporate governance experience from serving as a member of public company boards of directors, and his extensive knowledge of relevant technologies.

Paul Deninger has served as a member of our board of directors since April 2019. Mr. Deninger was a senior advisor with Evercore, an investment banking advisory firm, from April 2015 to February 2020. He joined Evercore as a senior managing director in 2011 and was previously a vice chairman at Jefferies, a global securities and investment banking firm, since 2003. Prior to Jefferies, Mr. Deninger served as chairman and chief executive officer of Broadview, a technology investment banking firm he joined in 1987, from 1996 until its acquisition by Jefferies in 2003. Mr. Deninger also serves as a director, chair of the finance committee and member of the audit, technology and nominating and corporate governance committees of Resideo Technologies Inc., a publicly held provider of home automation products and services. He served as a director of Iron Mountain Inc., a publicly traded information storage and retrieval company, from August 2010 to June 2021, and as vice chairman of the board of Epiphany Technology, a publicly held blank check company seeking to acquire a business in the enterprise IT market, from January 2021 to January 2023. Mr. Deninger holds a B.S. degree from Boston College and an M.B.A. degree from Harvard Business School. We believe that Mr. Deninger is qualified to serve on our board of directors due to his deep knowledge of capital markets, merger and acquisition strategies and technology services businesses as well as his extensive management experience and prior service on audit, compensation, finance, risk and safety and technology committees of public company boards.

Jayme Mendal has served as our president, chief executive officer and a member of our board of directors since November 2020. Previously Mr. Mendal served as our chief operating officer from February 2019 to November 2020 and as our chief revenue officer from August 2017 to February 2019. Mr. Mendal previously served as the vice president of sales and marketing at PowerAdvocate, Inc., an energy intelligence company, from May 2017 to August 2017. Prior to that, Mr. Mendal served in multiple positions at PowerAdvocate, Inc., including senior director of sales and marketing from June 2015 to May 2017, director of corporate strategy and marketing from August 2014 to December 2015, and manager of corporate strategy from August 2013 to August 2014. From August 2007 to July 2010, he was a management consultant within the growth strategy division of Monitor Deloitte (formerly Monitor Group). Mr. Mendal serves on the board of directors and compensation committee of Gambling.com Group Limited, a provider of marketing and sports data services for the global online gambling industry. Mr. Mendal holds a B.S. degree in finance and economics from Washington University in St. Louis and an M.B.A. degree from Harvard Business School. We believe that Mr. Mendal is qualified to serve on our board of directors due to his experience in leading our operations and previously our revenue functions, his extensive knowledge of our company and industry, as well as his vision and leadership as our president and chief executive officer.

George Neble has served as a member of our board of directors since May 2018. Since July 2017, Mr. Neble has served as a business consultant. Mr. Neble has also served as a director of Intapp, Inc., a publicly held leading provider of cloud-based software solutions for the financial services industry, since June 2021. Mr. Neble served as the audit committee chair and a board member of LumiraDx, a diagnostics company, from July 2020 to

April 2024, and as a director of Real Goods Solar, Inc., a publicly held provider of solar equipment from June 2019 to July 2021. From November 2012 to June 2017, Mr. Neble served as managing partner of the Boston office of Ernst & Young LLP, an accounting firm. Prior to that, Mr. Neble was a senior assurance partner at Ernst & Young from 2002 to 2012. Mr. Neble is a certified public accountant. He holds a B.S. degree in accounting from Boston College. We believe that Mr. Neble is qualified to serve on our board of directors because of his financial expertise, his experience in public accounting and his over 40 years of experience working with emerging growth technology-based companies.

John Shields has served as a member of our board of directors since May 2018. He has served as the president of Advisor Guidance, Inc., a business consulting firm, since August 2018, as a trustee, audit committee chair and lead independent director of Domini Investment Trust, a registered investment company, since 2004, as a director and audit committee member of Vestmark, Inc. since December 2015, as a director of Cogo Labs, Inc., a startup incubator, since May 2008, and as a consultant in the financial services industry since 2002. From October 2016 to June 2018, Mr. Shields served as managing director, head of risk and regulatory compliance at CFGI, LLC, a financial consulting firm. From January 2014 to October 2016, he served as director, head of investment management consulting at Navigant Consulting, Inc. From 1998 to 2002, he served as chief executive officer of Citizens Advisers, Inc., an investment management company, chief executive officer of Citizens Securities, Inc., a registered broker-dealer, and president and interested trustee of the Citizens Funds mutual fund complex. Mr. Shields is a certified public accountant (inactive). He holds a B.S. degree in accounting from Saint Peter’s University. We believe that Mr. Shields is qualified to serve on our board of directors because of his financial and accounting expertise, including providing complex accounting and reporting support, valuation, tax and risk and regulatory compliance services.

Mira Wilczek has served as a member of our board of directors since February 2017. Since December 2019, Ms. Wilczek has served as a general partner of XLIX Ventures, a family investment office. Ms. Wilczek has also served as an Advisor at Link Ventures LLLP, a venture capital firm, since January 2020, and previously served as a managing director from July 2015 to December 2019. She previously served as president and chief executive officer of Cogo Labs, Inc., a startup incubator, from February 2017 to November 2019 and was entrepreneur in residence at Cogo Labs from December 2013 until February 2017. Prior to joining Link Ventures, Ms. Wilczek founded Red Panda Security, a research consultancy specializing in mobile behavioral analytics, and served as its chief executive officer from 2012 to 2013. From 2009 to 2012, she served as director of business development at Lyric Semiconductor, a fabless semiconductor company. Ms. Wilczek holds an S.B. degree in electrical engineering and computer science and an M.B.A. degree from the Massachusetts Institute of Technology. We believe that Ms. Wilczek is qualified to serve on our board of directors because of her investment and operations experience in the technology industry, including her experience in data security, digital marketing and artificial intelligence.

Executive Officers

The following table sets forth information regarding our executive officers as of April 7, 2026:

Name	Age	Position(s)
Jayme Mendal	40	Chief Executive Officer and President, Director
Joseph Sanborn	56	Chief Financial Officer, Chief Administrative Officer, Treasurer and Secretary
David Brainard	54	Chief Technology Officer
Jon Ayotte	42	Chief Accounting Officer

The biography of Mr. Mendal can be found under “—Nominees for Election.”

Joseph Sanborn has served as our chief financial officer and treasurer since June 2023 and assumed the additional roles of secretary in October 2025 and chief administrative officer in February 2026. Mr. Sanborn joined the company as senior vice president of corporate development and strategy in September 2019, then served as executive vice president of strategy, finance and operations from March 2022 to March 2023 and as chief strategy officer from March 2023 to June 2023. Prior to joining the company, Mr. Sanborn had a 20-plus year investment banking career. From August 2014 to August 2019, he was the Managing Director and Co-Head of Technology Banking at the Jordan Edmiston Group, Inc., where he led the firm’s expansion into new coverage areas in software, internet and tech-enabled services solutions. From 2007 to 2014, Mr. Sanborn was the Managing Director and Head, Mergers & Acquisitions at Rutberg & Company, where he led the firm’s strategic advisory business. Prior to that, Mr. Sanborn held investment banking roles at SVB Alliant, Robertson Stephens and J.P. Morgan. Mr. Sanborn holds an M.P.P. in Business Regulation Policy from Harvard University and a B.S. in Business Administration from Georgetown University.

David Brainard has served as our chief technology officer since January 2021 and was previously head of engineering starting in December 2019. Previously, he was head of ad tech systems at Wayfair, Inc., a specialty retail company, from June 2019 to December 2019. Prior to that, he led the voluntary benefits engineering organization at Liberty Mutual, an insurance company, from March 2016 to May 2019. Prior to his role at Liberty Mutual, Mr. Brainard was architecture leader at Bank of America from 2010 to 2016. He also previously served as a principal consultant in IBM’s global integration group, and a manager and architect at BMC Software. Mr. Brainard holds a B.A. degree from Wayne State University and an M.A. degree from Boston University.

Jon Ayotte has served as our chief accounting officer since June 2023. He joined the company in September 2020 as vice president of accounting & reporting. Prior to joining the company, Mr. Ayotte worked for Ernst & Young from July 2006 to August 2020, where he served in various accounting and auditing roles. Mr. Ayotte holds a B.S. degree in Accounting from Quinnipiac University and is a Certified Public Accountant in Massachusetts.

Director Independence

Under the rules of the Nasdaq Stock Market, or Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent and that director nominees be selected or recommended for the board’s selection by independent directors constituting a majority of the independent directors or by a nominations committee comprised solely of independent directors. Under Nasdaq rules, a director will only qualify as “independent” if, in the opinion of the company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that such person is “independent” as defined under Nasdaq and Securities and Exchange Commission, or SEC, rules.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.

We are a “controlled company” as that term is set forth in Nasdaq rules. Under Nasdaq rules, as a “controlled company,” we are exempt from certain corporate governance requirements, including: (1) the requirement that a majority of our board of directors consist of independent directors, (2) the requirement that director nominees be selected or recommended for the board’s selection by independent directors constituting a majority of the independent directors or by a nominations committee comprised solely of independent directors, and (3) the requirement that we have a compensation committee composed entirely of independent directors with a written charter specifying, among other things, the scope of the committee’s responsibilities. We currently avail ourselves of certain of these exemptions and, for so long as we are a “controlled company,” we will maintain the option to utilize from time to time some or all of these exemptions. In accordance with these exemptions, we do not have a nominations committee, and director nominees are not selected or recommended for the board’s selection by independent directors constituting a majority of the independent directors. Even as a “controlled company,” we must comply with the rules applicable to audit committees set forth in the Nasdaq rules.
At least annually, our board of directors evaluates all relationships between us and each director in light of relevant facts and circumstances for the purposes of determining whether a material relationship exists that might signal a potential conflict of interest or otherwise interfere with such director’s ability to satisfy his or her responsibilities as an independent director. Based on this evaluation, our board of directors makes an annual determination of whether each director is independent within the meaning of the independence standards of the Nasdaq rules, the SEC and our applicable board committees.
In February 2026, our board of directors determined that each of Messrs. Bansal, Deninger, Neble, Shields and Ms. Wilczek is “independent” as defined under Nasdaq rules. Our board of directors also has determined that Messrs. Deninger, Neble and Shields, who comprise our audit committee, and Messrs. Bansal and Deninger and Ms. Wilczek, who serve on our compensation committee, satisfy the independence standards for such committees established by the SEC and Nasdaq rules, as applicable. In making such determinations, our board of directors considered the relationships that each such non-employee
director has with our company and all other facts and circumstances our board of directors deemed relevant in determining independence, including the beneficial ownership of our capital stock by each non-employee
director and any institutional stockholder with which he or she is affiliated.
Board Leadership Structure
Our corporate governance guidelines provide that the roles of chairman of the board and chief executive officer may be separated or combined. Our board of directors has considered its leadership structure and determined that, at this time, the roles of chairman of the board of directors and chief executive officer should be separate. Separating the chairman and the chief executive officer positions allows our chief executive officer, Mr. Mendal, to focus on running the business, while allowing the chairman of our board of directors, Mr. Blundin, to lead the board in its fundamental role of providing advice to and oversight of management. Mr. Blundin has been an integral part of the leadership of our company and our board of directors since August 2008, and his strategic vision has guided our growth and performance. Our board of directors believes that Mr. Blundin is best situated to focus the board of directors’ attention and efforts on critical matters. Mr. Mendal has served as our president, chief executive officer and as a director since November 2020. Our board of directors believes that the board’s leadership structure is appropriate because it strikes an effective balance between independent oversight and management participation in the board process.
Code of Business Conduct and Ethics
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is available under the heading “Corporate Governance—Governance Documents” on the Investors section of our website, which is located at
investors.everquote.com
. In addition, we intend to post on our website all disclosures that are required by law or Nasdaq rules concerning any amendments to, or waivers from, any provision of the code.

Anti-Hedging Policy
We have adopted an insider trading policy that, among other things, expressly prohibits all of our employees, including our named executive officers, as well as our directors, and certain of their family members and related entities, from engaging in short sales of our securities, including short sales “against the box”; purchases or sales of puts, calls or other derivative securities based on our securities; and purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of our securities.
Insider Trading Policy
We have adopted an insider trading policy governing the purchase, sale and other dispositions of our securities (including gifts and adoption or amendment of Rule
10b5-1
trading plans) that applies to all company personnel, including directors, officers, employees, and other covered persons. The policy also prohibits trading in securities of another company when an individual is aware of material non-public
information about that company due to service as a covered person under the policy. Although its provisions do not apply to the company generally, the policy provides that our policy is not to engage in transactions in our securities while aware of material non-public
information relating to the company or our securities. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us. A copy of our insider trading policy was filed as an exhibit to our Annual Report on Form
10-K
for the year ended December 31, 2025, filed with the SEC on February 24, 2026.
Policies and Practices on the Timing of Grants of Stock Options or Similar Awards in Relation to the Disclosure of Material Nonpublic Information
Although we do not have a formal written policy in place with regard to the timing of awards of stock options or similar awards in relation to the disclosure of material nonpublic information, our equity awards are generally granted on fixed dates determined in advance. Annual equity awards are typically granted to our executives in mid-February
of each year by our board of directors, upon recommendation of our compensation committee. On limited occasions, we may grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes.
Our compensation committee recommends all equity award grants and our board of directors approves them on or before the grant date. For any grants of stock options or similar equity awards, the compensation committee and the board do not recommend or grant such awards in anticipation of the release of material nonpublic information. Similarly, the compensation committee and the board do not time the release of material nonpublic information based on grant dates for such awards. We did not grant any stock options or similar awards to our named executive officers in 2025.
Compensation Recovery Policy
In compliance with Nasdaq’s executive compensation recovery listing standards, we adopted a compensation recovery policy that applies to all incentive-based compensation received by the company’s executive officers on or after
October 2, 2023
. The policy provides that in the event there is an “Accounting Restatement” of the company’s financial statements, and any incentive-based compensation was erroneously awarded to an executive officer pursuant to the incorrect financial statements, our compensation committee will attempt to recover the erroneously awarded incentive-based compensation, unless certain exceptions apply under SEC or Nasdaq rules. An “Accounting Restatement” means a requirement that the company prepare an accounting restatement due to the material noncompliance of the company with any financial reporting requirement under the U.S. federal securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Changes to the company’s financial statements that do not represent error corrections are not an Accounting Restatement.

Corporate Governance Guidelines
Our board of directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. The guidelines provide, among other things, that:

•	our board of directors’ principal responsibility is to oversee the management of the company;

•	the independent directors will meet in executive session at least semi-annually;

•	directors have full and free access to management and, as necessary, independent advisors; and

•	new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis.
A copy of the corporate governance guidelines is posted under the heading “Corporate Governance–Governance Documents” on the Investors section of our website, which is located at
investors.everquote.com
.
Board Meetings
Our board of directors meets on a regularly scheduled basis during the year to review significant developments affecting us and to act on matters requiring its approval. It also holds special meetings when important matters require action between scheduled meetings. Members of senior management regularly attend meetings to report on and discuss their areas of responsibility. Our board of directors held five meetings (including regularly scheduled and special meetings) during the fiscal year ended December 31, 2025.
During 2025, each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by the audit committee and compensation committee of our board of directors during any periods in which he or she served. Our board of directors periodically holds executive sessions of the independent directors. Executive sessions do not include employee directors or directors who do not qualify as independent under the Nasdaq and SEC rules.
Annual Meeting Attendance
It is our policy that members of our board of directors are encouraged to attend annual meetings of our stockholders. All directors then serving attended the 2025 Annual Meeting of Stockholders.
Committees
Our amended and restated bylaws provide that our board of directors may delegate responsibility to committees. Our board of directors has established an audit committee and a compensation committee, which operate under charters approved by our board of directors. Both the audit committee charter and the compensation committee charter are available under the heading “Corporate Governance—Governance Documents” on the Investors section of our website, which is located at
investors.everquote.com
.
Audit Committee
Our audit committee’s responsibilities include:

•	appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•	overseeing the work of our registered public accounting firm, including through the receipt and consideration of reports from such firm;

•	reviewing and discussing with management and the registered public accounting firm our annual and quarterly financial statements and related disclosures;

•	coordinating our board of directors’ oversight of our internal control over financial reporting, disclosure controls and procedures, and code of business conduct and ethics;

•	discussing our risk management policies;

•	establishing policies regarding hiring employees from the registered public accounting firm and procedures for the receipt and retention of accounting related complaints and concerns;

•	meeting independently with our registered public accounting firm and management;

•	reviewing and approving or ratifying any related person transactions; and

•	preparing the audit committee report required by SEC rules.
All audit services and all
non-audit
services, other than de minimis
non-audit
services, to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee.
The members of our audit committee are Messrs. Deninger, Neble and Shields. Mr. Neble is the chair of our audit committee. Our board of directors has determined that Mr. Neble is an “audit committee financial expert” as defined by applicable SEC rules.
Our audit committee held five meetings during the fiscal year ended December 31, 2025. Our audit committee operates under a written charter adopted by our board of directors, a current copy of which is available under the heading “Corporate Governance—Governance Documents” on the Investors section of our website, which is located at
investors.everquote.com
.
Compensation Committee
Our compensation committee’s responsibilities include:

•	reviewing and approving, or making recommendations to our board of directors with respect to, the compensation of our chief executive officer and our other executive officers;

•	reviewing and making recommendations to our board of directors with respect to incentive-compensation and equity-based plans;

•	recommending to the independent directors serving on our board of directors to approve any tax-qualified, non-discriminatory employee benefit plans;

•	reviewing and making recommendations to our board of directors with respect to director compensation; and

•	preparing the compensation committee report required by SEC rules.

Our compensation committee held five meetings during the fiscal year ended December 31, 2025. The members of our compensation committee are Messrs. Bansal and Deninger and Ms. Wilczek. Ms. Wilczek is the chair of our compensation committee. In designing our executive compensation program, our compensation committee engages the services of an independent compensation consulting firm.

Executive Compensation Process

Roles of Our Compensation Committee, Board of Directors and Management

Our executive compensation program is administered by the compensation committee of our board of directors, subject to the oversight and, with respect to equity awards, approval of our full board of directors. Our compensation committee reviews our executive compensation practices on an annual basis and based on this review approves, in consultation with our board of directors, base salary and bonus amounts, and with respect to equity awards, makes recommendations to our board of directors. The board of directors then approves or modifies the equity awards recommended by the compensation committee. While our compensation committee is responsible for approving salaries and bonuses, the compensation committee provides regular compensation related updates to our board of directors and provides our board of directors with an opportunity to make inquiries and consult on executive compensation matters.

As a part of determining executive officer compensation, the compensation committee receives base salary, bonus and equity compensation recommendations from our chief executive officer. At the invitation of the compensation committee, certain members of our senior management also participate in compensation committee meetings to share their perspective and relevant information on topics that the compensation committee is discussing.

Role of the Compensation Committee’s Independent Compensation Consultant

In designing our executive compensation program, our compensation committee engages the services of an independent compensation consulting firm. During 2025, our compensation committee engaged Compensia, Inc. as its independent compensation consultant to provide comparative data on executive compensation practices in our industry, to assist our compensation committee in developing an appropriate list of peer companies, and to advise on our executive compensation program for 2025 and 2026. Our compensation committee reviews information regarding the independence and potential conflicts of interest of any compensation consultant it may engage, taking into account, among other things, the factors set forth in Nasdaq rules. With respect to services provided in 2025 and to be provided in 2026, our compensation committee concluded that the engagement of Compensia, Inc. did not raise any conflict of interest.

Although our compensation committee and board of directors consider the advice and recommendations of an independent compensation consultant as to our executive compensation program, our compensation committee and board of directors ultimately make their own decisions about these matters. In the future, we expect that our compensation committee will continue to engage an independent compensation consultant to provide additional guidance on our executive compensation programs and to conduct further competitive benchmarking against a peer group of publicly traded companies.

Our compensation committee operates under a written charter adopted by our board of directors, a current copy of which is available under the heading “Corporate Governance—Governance Documents” on the Investors section of our website, which is located at investors.everquote.com. Our compensation committee held five meetings during the fiscal year ended December 31, 2025.

Board Processes

Oversight of Risk

Our board of directors oversees our risk management processes directly and through its audit committee. Our management is responsible for risk management on a day-to-day basis. The role of our board of directors and its audit committee is to oversee the risk management activities of our management. They fulfill this duty by discussing with management the policies and practices utilized by management in assessing and managing risks and providing input on those policies and practices. In general, our board of directors oversees risk management activities relating to business strategy, acquisitions, capital allocation, organizational structure and certain operational risks, and our audit committee oversees risk management activities related to financial controls and legal and compliance risks, including with respect to enterprise risk, fraud and cybersecurity. The audit committee reports to the full board of directors on a regular basis, including reports with respect to the committee’s risk oversight activities as appropriate. In addition, because risk issues often overlap, the committee from time to time requests that the full board of directors discuss particular risks.

Director Nomination Process

Our board of directors is responsible for selecting its own members. The process followed by our board to identify and evaluate director candidates includes: potentially requesting recommendations from members of our board of directors and others for recommendations; evaluation of the performance on our board of directors and its audit committee of any existing directors being considered for nomination: consideration of biographical information and background material relating to potential candidates; and, particularly in the case of potential candidates who are not then serving on our board of directors, interviews of selected candidates by members of our board of directors.

Generally, our board identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as our board deems to be helpful to identify candidates. Once candidates have been identified, our board confirms that the candidates meet all of the minimum qualifications for director nominees established by our board.

Our board of directors may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that our board deems to be appropriate in the evaluation process. Our board then discusses and evaluates the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, our board determines the persons to be nominated for election as directors. In considering whether to nominate any particular person for election as a director, our board applies the criteria set forth in our corporate governance guidelines described above under “Corporate Governance Guidelines.” Consistent with these criteria, our board expects every nominee to have the following attributes or characteristics, among others: integrity, honesty, adherence to high ethical standards, business acumen, good judgment and a commitment of service to our company, including a commitment to understand our business and industry. Our board considers the value of diversity when selecting nominees, and believes that our board of directors, taken as a whole, should embody a diverse set of skills, experiences and abilities. The board does not make any particular weighting of diversity or any other characteristic in evaluating nominees and directors.

All of the director nominees are currently members of our board of directors. The biographies of such director nominees under the heading “Nominees for Election” in this Proxy Statement indicate the experience, qualifications, attributes and skills of each of the director nominees that led our board of directors to conclude he or she should continue to serve as a director of our company. Our board of directors believes that each of the nominees has the individual attributes and characteristics required of a director of our company, and that the nominees as a group possess the skill sets and specific experience desired of our board of directors as a whole.

Stockholders may recommend individuals for consideration by our board of directors as potential director candidates by submitting their names, together with appropriate biographical information and background materials, and information with respect to the stockholder or group of stockholders making the recommendation, including the number of shares of capital stock owned by such stockholder or group of stockholders, to our Secretary at EverQuote, Inc., 141 Portland Street, Cambridge, MA 02139. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our amended and restated bylaws and must be received by us no later than the date referenced below under the heading “Procedures for Submitting Stockholder Proposals.” Assuming that appropriate biographical and background material has been provided on a timely basis, our board will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

Stockholders also have the right under our amended and restated bylaws to directly nominate director candidates, without any action or recommendation on the part of our board of directors, by following the procedures set forth below under the heading “Procedures for Submitting Stockholder Proposals.”

In evaluating proposed director candidates, our board may consider, in addition to the minimum qualifications and other criteria approved by it from time to time, all facts and circumstances that it deems appropriate or advisable, including, among other things, the skills of the proposed director candidate, his or her depth and breadth of professional experience or other background characteristics, his or her independence and the needs of our board of directors.

Stockholder Communications

Stockholders or other interested parties may contact our board of directors or one or more of our directors with issues or questions about EverQuote, by mailing correspondence to our General Counsel and Secretary at 141 Portland Street, Cambridge, MA 02139. Our General Counsel or members of his team will review incoming communications directed to our board of directors and, if appropriate, will forward such communications to the appropriate member(s) of the board of directors or, if none is specified, to the chairman of our board of directors. For example, we will generally not forward a communication that is primarily commercial in nature, is improper or irrelevant, or is a request for general information about EverQuote.

Compensation Risk Assessment

We believe that although a portion of the compensation provided to our executive officers and other employees is performance-based, our executive compensation program does not encourage excessive or unnecessary risk taking. This is primarily due to the fact that our compensation programs are designed to encourage our executive officers and other employees to remain focused on both short-term and long-term strategic goals, in particular in connection with our pay-for-performance compensation philosophy that applies to our executive officers. In addition, we believe that the equity compensation component of our executive compensation program assists in protecting against excessive or unnecessary risk taking by providing our executives with a strong link to our long-term performance, creating an ownership culture and helping to align the interests of our executives and our stockholders. As a result, we do not believe that our compensation programs are reasonably likely to have a material adverse effect on us.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION

TO REFLECT NEW DELAWARE LAW PROVISIONS REGARDING OFFICER EXCULPATION

Background

Effective August 1, 2022, the State of Delaware, which is the Company’s state of incorporation, amended Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”) to enable Delaware companies to limit or eliminate the monetary liability of certain senior officers in limited circumstances (referred to as “exculpation”). Section 102(b)(7) of the DGCL previously permitted Delaware corporations to exculpate only directors, but not officers, and our Restated Certificate of Incorporation currently aligns with the previous Section 102(b)(7) in providing for the exculpation of directors but not officers. We are asking its stockholders to approve an amendment to the Restated Certificate of Incorporation to add a provision exculpating officers of the Company from personal liability for monetary damages associated with claims of breach of the duty of care, as now permitted under the DGCL (the “Exculpation Amendment”).

Amended Section 102(b)(7) of the DGCL provides that only certain officers may be entitled to exculpation, namely: (i) the corporation’s president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) an individual identified in the corporation’s public filings with the SEC as one of the most highly compensated executive officers of the corporation (i.e., the named executive officers); and (iii) an individual who, by written agreement with the corporation, has consented to be identified as an officer for purposes of accepting service of process (collectively, the “covered officers”).

The Exculpation Amendment would permit the exculpation of the covered officers for personal liability for monetary damages in connection with direct claims brought by stockholders for breach of fiduciary duty of care, including class actions. The Exculpation Amendment would not limit the liability of the covered officers for:

(i)	breaches of the duty of loyalty;

(ii)	acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

(iii)	any transaction from which the officer derived an improper personal benefit; or

(iv)	claims for breach of fiduciary duty of care claims brought by the Company itself, or derivative claims brought by stockholders in the name of the Company.

For clarity, the Exculpation Amendment specifically sets forth those circumstances in which covered officers, as well as directors of the Company, will not be entitled to exculpation, consistent with the provisions of the DGCL.

Proposed Exculpation Amendment

The Board is asking our stockholders to approve the Exculpation Amendment. The full text of the proposed amendment is set forth below and in Appendix A to this proxy statement. In Appendix A, additions are marked with bold, underlined text and deletions are indicated by struck-out text. The text of the Exculpation Amendment is subject to modifications to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as our Board deems necessary and advisable to effect the Exculpation Amendment.

If the Exculpation Amendment is adopted, the text of Article SEVENTH of our Restated Certificate of Incorporation will be amended to read in its entirety as follows:

“SEVENTH: To the fullest extent permitted by law, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer. If the General Corporation Law or any other law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended.

Any repeal or modification of the foregoing provisions of this Article SEVENTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director or officer of the Corporation with respect to any acts or omissions of such director or officer occurring prior to, such repeal or modification.”

Reasons for the Exculpation Amendment

The Board believes that there is a need for officers to have appropriate protections from personal liability, both to allow the Company to continue to attract and retain the most qualified officers and to prevent costly and protracted litigation that distracts our senior officers from important operational and strategic matters.

We believe that an exculpation provision that is updated to align with amended Section 102(b)(7) strikes the appropriate balance between stockholders’ interest in accountability from our senior officers and their interest in the Company being able to attract and retain quality officers. In the absence of appropriate protection from personal liability, qualified officers might be deterred from serving due to exposure to personal liability and the risk of incurring substantial expense in defending lawsuits, regardless of merit.

Furthermore, exculpation has been available to directors of Delaware companies for a long time, and, now that Delaware law permits officer exculpation, we have observed numerous public companies, including some of our peers, adopting or attempting to adopt exculpation clauses that limit the personal liability of officers in their certificates of incorporation. Failure to adopt the amendment could therefore impact our ability to recruit and retain experienced and qualified officers, who may conclude that the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the Company.

In addition, officers frequently must make decisions in response to time-sensitive opportunities and challenges, which can create substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, especially in the current litigious environment, and regardless of merit. Adopting the Exculpation Amendment could empower our officers to exercise their business judgment in furtherance of the interests of the stockholders. On the other hand, even under the Exculpation Amendment, our officers would not be protected from liability for breaches of the duty of loyalty, acts or omissions not in good faith or those that involve intentional misconduct or a knowing violation of law, or any transactions in which an officer derived an improper personal benefit.

In light of the narrow class and type of claims for which officers would be exculpated, the limited number of officers to whom the protections would apply, and the benefits that the Board believes would accrue to the Company and its stockholders in the form of an enhanced ability to attract and retain quality officers, our Board has determined that the Exculpation Amendment is in the best interests of the Company and its stockholders, and has unanimously approved the Exculpation Amendment.

Effect of the Proposed Amendment

Other than the replacement of the existing Article SEVENTH by the proposed Article SEVENTH, the remainder of the Restated Certificate of Incorporation will remain unchanged. If the Exculpation Amendment is approved by our stockholders, the amendment will become effective upon filing of the Certificate of Amendment to Restated Certificate of Incorporation with the Delaware Secretary of State, which we anticipate filing promptly following the Annual Meeting.

Vote Required

The affirmative vote of the holders of a majority of the voting power of all issued and outstanding shares of our Class A common stock and Class B common stock, voting together as a single class, entitled to vote on the Record Date will be required to approve the Exculpation Amendment to our Restated Certificate of Incorporation. Abstentions and broker non-votes will have the effect of a vote AGAINST this proposal.

Recommendation of the Board of Directors

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE EXCULPATION AMENDMENT. PROXY CARDS RECEIVED BY THE COMPANY WILL BE VOTED “FOR” PROPOSAL 2 UNLESS THE STOCKHOLDER SPECIFIES OTHERWISE ON THE PROXY CARD.

PROPOSAL 3

RATIFICATION OF THE APPOINTMENT OF

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending December 31, 2026, and we are asking you and other stockholders to ratify this appointment. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2014.

Our audit committee annually reviews the independent registered public accounting firm’s independence, including reviewing all relationships between the independent registered public accounting firm and us and any disclosed relationships or services that may impact the objectivity and independence of the independent registered public accounting firm, and the independent registered public accounting firm’s performance. As a matter of good corporate governance, our board of directors determined to submit to stockholders for ratification the appointment of PricewaterhouseCoopers LLP. A majority of the votes properly cast is required in order to ratify the appointment of PricewaterhouseCoopers LLP. In the event that a majority of the votes properly cast do not ratify this appointment of PricewaterhouseCoopers LLP, we will review our future appointment of PricewaterhouseCoopers LLP.

Our audit committee’s charter, which was adopted in connection with our IPO in June 2018, contains a formal policy concerning approval of audit, audit-related and non-audit services to be provided to the company by its independent registered public accounting firm. The policy requires that all services to be provided by our independent registered public accounting firm, including audit and audit-related services and permitted non-audit services, must be preapproved by our audit committee, provided that de minimis non-audit services may instead be approved in accordance with applicable SEC rules. Our board of directors or our audit committee pre-approved all audit, audit-related and non-audit services provided by PricewaterhouseCoopers LLP during fiscal years 2024 and 2025. We expect that a representative of PricewaterhouseCoopers LLP will attend the virtual 2026 annual meeting and the representative will have an opportunity to make a statement if he or she so chooses. The representative will also be available to respond to appropriate questions from stockholders.

Principal Accounting Fees and Services

The following table sets forth the aggregate professional fees billed or to be billed by PricewaterhouseCoopers LLP for audit, audit-related, tax and other services rendered for 2025 and 2024 (in thousands).

Fee Category	2025	2024
Audit Fees	$1,472	1,504
Tax Fees	375	383

Total Fees	$1,847	1,887

Audit Fees. Represents fees for professional services provided in connection with the audit of our annual consolidated financial statements, reviews of our quarterly consolidated financial statements, and SEC filings other than our quarterly and annual reports.

Tax Fees. Represents fees for professional services provided for tax compliance, tax advice and tax planning.

Recommendation of our Board of Directors

The board of directors recommends that you vote “FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Report of the Audit Committee of our Board of Directors

The information contained in this audit committee report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. No portion of this audit committee report shall be deemed to be incorporated by reference into any filing under the Securities Act, or the Exchange Act, through any general statement incorporating by reference in its entirety the proxy statement in which this report appears, except to the extent that EverQuote specifically incorporates this report or a portion of it by reference.

Our audit committee’s general role is to assist our board of directors in monitoring our financial reporting process and related matters. Its specific responsibilities are set forth in its charter.

Our audit committee has reviewed the company’s consolidated financial statements for 2025 and met with management, as well as with representatives of PricewaterhouseCoopers LLP, the company’s independent registered public accounting firm, to discuss the consolidated financial statements. Our audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

In addition, our audit committee received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our audit committee concerning independence, and discussed with members of PricewaterhouseCoopers LLP its independence.

Based on the foregoing communications, its review of the financial statements and other matters it deemed relevant, our audit committee recommended to our board of directors that the company’s audited consolidated financial statements for 2025 be included in the company’s Annual Report on Form 10-K for 2025.

Respectfully submitted by the members of the audit committee of the board of directors:

George Neble (Chair)

Paul Deninger

John Shields

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information known to us regarding the beneficial ownership of our capital stock as of April 7, 2026, for:

•	each person, or group of affiliated persons, known by us to beneficially own more than 5% of our Class A common stock or Class B common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

Applicable percentage ownership is based on 31,769,000 shares of Class A common stock and 3,604,278 shares of Class B common stock outstanding at April 7, 2026. The number of shares beneficially owned by each stockholder is determined under SEC rules and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Class A common stock and Class B common stock subject to options, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days after April 7, 2026 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of all listed stockholders is c/o EverQuote, Inc., 141 Portland Street, Cambridge, MA 02139. Each of the stockholders listed has sole voting and investment power with respect to the shares beneficially owned by the stockholder unless noted otherwise, subject to community property laws where applicable.

	Shares Beneficially Owned				% of Total Voting Power
	Class A		Class B
Name	Number	%	Number	%
5% Stockholders
Link Ventures LLLP(1)	3,157,501	10.0	3,556,462	98.7	57.1
The Vanguard Group(2)	1,920,854	6.0	—	—	2.8
BlackRock, Inc.(3)	1,897,775	6.0	—	—	2.8
Named Executive Officers and Directors
Jayme Mendal(4)	508,751	1.6	—	—	*
Joseph Sanborn(5)	193,234	*	—	—	*
David Brainard(6)	35,866	*	—	—	*
Jon Ayotte(7)	31,795	*	—	—	*
David Blundin(1)	3,157,501	10.0	3,556,462	98.7	57.1
Sanju Bansal(8)	462,563	1.5	—	—	*
Paul Deninger(9)	72,643	*	—	—	*
George Neble(10)	52,161	*	—	—	*
John Shields(11)	25,219	*	—	—	*
Mira Wilczek(12)	281,248	*	—	—	*
All current executive officers and directors as a group (10 persons)(13)	4,820,981	14.9	3,556,462	98.7	59.6

*	Less than 1%.
(1)

Consists of (i) 84,781 shares of Class A common stock held directly by David Blundin, (ii) 95,451 shares of Class A common stock held by Recognition Capital, LLC; (iii) 3,556,462 shares of Class B common stock and 2,598,154 shares of Class A common stock held by Link Ventures LLLP; and (iv) 379,115 shares of Class A common stock held by Cogo Fund 2020, LLC. David Blundin is the managing member of Link Management, LLC, which is the general partner of Link Ventures LLLP. David Blundin is also the manager and owner of Recognition Capital, LLC. David Blundin is the controlling stockholder of Cogo Labs, Inc., which is the sole manager of Cogo Fund 2020, LLC. As a result, David Blundin may be deemed to hold voting and dispositive power with respect to the shares held by Recognition Capital, LLC, Link Ventures LLLP, and Cogo Fund 2020, LLC. Each of the Link Ventures entities, Cogo Fund 2020, LLC, Recognition Capital LLC and the persons mentioned in this footnote disclaims beneficial ownership of the shares, except for those shares held of record by such entity and person, and except to the extent of their pecuniary interest therein. The address of the entities and persons mentioned in this footnote is One Kendall Square, Building 200—Suite B2106, Cambridge, Massachusetts 02139.
(2)

Based on a Schedule 13G/A filed with the SEC by The Vanguard Group on November 12, 2024. According to the Schedule 13G/A, as of September 30, 2024, shared voting power was held by The Vanguard Group over 49,028 shares of Class A common stock, sole dispositive power was held over 1,920,854 shares of Class A Common Stock, and shared dispositive power was held by The Vanguard Group over 71,511 shares of Class A common stock. A Schedule 13G/A filed with the SEC on March 26, 2026 by The Vanguard Group reported beneficial ownership of 0 shares of common stock as of March 13, 2026. The Vanguard Group noted in its filing that certain subsidiaries or business divisions of subsidiaries of the Vanguard Group that formerly had, or were deemed to have, beneficial ownership jointly with the Vanguard Group, will report beneficial ownership separately (on a disaggregated basis) from the Vanguard Group. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern, PA 19355.

(3)

Based on a Schedule 13G/A filed with the SEC by BlackRock, Inc. on February 7, 2025. According to the Schedule 13G/A, as of January 31, 2025, sole voting power is held by BlackRock, Inc. over 1,869,586 shares of Class A common stock and sole dispositive power is held by BlackRock, Inc. over 1,897,775 shares of Class A common stock. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(4)

Consists of (i) 153,195 shares of Class A common stock, (ii) 7,143 shares of Class A common stock subject to restricted stock units vesting within 60 days following April 7, 2026, and (iii) 348,413 shares of Class A common stock subject to options exercisable within 60 days following April 7, 2026.

(5)

Consists of (i) 128,494 shares of Class A common stock, (ii) 2,730 shares of Class A common stock held as custodian under the Uniform Transfers to Minors Act; (iii) 6,563 shares of Class A common stock subject to restricted stock units vesting within 60 days following April 7, 2026, and (iv) 55,447 shares of Class A common stock subject to options exercisable within 60 days following April 7, 2026.

(6)

Consists of (i) 16,444 shares of Class A common stock, (ii) 2,500 shares of Class A common stock subject to restricted stock units vesting within 60 days following April 7, 2026, and (iii) 16,922 shares of Class A common stock subject to options exercisable within 60 days following April 7, 2026.

(7)

Consists of (i) 25,430 shares of Class A common stock, (ii) 3,209 shares of Class A common stock subject to restricted stock units vesting within 60 days following April 7, 2026, and (iii) 3,156 shares of Class A common stock subject to options exercisable within 60 days following April 7, 2026.

(8)	Consists of 462,563 shares of Class A common stock.
(9)	Consists of 72,643 shares of Class A common stock.
(10)	Consists of 52,161 shares of Class A common stock.
(11)	Consists of 25,219 shares of Class A common stock.
(12)	Consists of (i) 101,248 shares of Class A common stock and (ii) 180,000 shares of Class A common stock subject to options exercisable within 60 days following April 7, 2026.
(13)

Includes (i) 4,197,628 shares of Class A common stock, (ii) 3,556,462 shares of Class B common stock (iii) 19,415 shares of Class A common stock issuable pursuant to restricted stock units vesting within 60 days following April 7, 2026 and (iv) 603,938 shares of Class A common stock subject to options held by our executive officers and directors exercisable within 60 days following April 7, 2026.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than 10% of our common stock to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership. Officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all such reports. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that for 2025 all required reports were filed on a timely basis under Section 16(a), except for:

Jayme Mendal, our Chief Executive Officer and President, filed a Form 4 on April 4, 2025, reporting a tax withholding of 17,287 shares of Class A common stock on April 1, 2025.

Joseph Sanborn, our Chief Financial Officer, filed a Form 4 on April 4, 2025, reporting a tax withholding of 4,497 shares of Class A common stock on April 1, 2025. The Form 4 also timely reported sales transactions occurring on April 2, 2025.

David Brainard, our Chief Technology Officer, filed a Form 4 on April 4, 2025, reporting a tax withholding of 5,349 shares of Class A common stock on April 1, 2025.

Jon Ayotte, our Chief Accounting Officer, filed a Form 4 on April 4, 2025, reporting a tax withholding of 490 shares of Class A common stock on April 1, 2025.

Julia Brncic, our former General Counsel and Secretary, filed a Form 4 on April 4, 2025, reporting a tax withholding of 2,878 shares of Class A common stock on April 1, 2025.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

This Compensation Discussion and Analysis discusses our compensation philosophy and explains how our executive compensation program is structured to advance our goal of aligning our executives’ compensation with the long-term interests of EverQuote stockholders. We also explain how the Board’s Compensation Committee determined compensation for our named executive officers (our “NEOs”) and the Compensation Committee’s rationale for specific pay decisions. Our NEOs for 2025 were:

Jayme Mendal Chief Executive Officer and President Age: 40	Joseph Sanborn Chief Financial Officer, Chief Administrative Officer, Treasurer and Secretary Age: 56	David Brainard Chief Technology Officer Age:54	Jon Ayotte Chief Accounting Officer Age: 42

In addition, Julia Brncic (age 52), our Former General Counsel and Secretary, served as an executive officer until her resignation on September 12, 2025, and is therefore also an NEO for 2025.

Executive Summary

Business Highlights

2025 was a record year for EverQuote across all three key operating metrics. We continue to scale our marketplace, further integrate AI into our operations, and accelerate our strategy a growth partner for property and casualty insurance providers. Our results-driven marketplace, powered by our proprietary data and technology platform, is improving the way insurance providers attract and connect with consumers shopping for insurance.

Record Revenue Growth

In 2025, EverQuote generated record revenue of $692.5 million, representing 38% year-over-year growth. This performance was driven by deepening provider engagement and continued expansion of our marketplace.

Growth in Variable Marketing Dollars

Variable Marketing Dollars, a key indicator of marketplace efficiency, reached a record $191.9 million, representing 24% growth compared to the prior year. This increase reflects the continued expansion of our platform, improved monetization, new traffic channels and strong participation from our traffic partners.

Significant Profitability Expansion

2025 Adjusted EBITDA was also a record of $94.6 million, representing 62% growth year-over-year, driven by strong operating leverage of our business and disciplined expense management. Adjusted EBITDA margin increased by 200 basis points year-over-year to 13.7%. The growth in Adjusted EBITDA and Adjusted EBITDA margin demonstrates our ability to translate strong revenue growth into meaningful profitability improvements while continuing to invest in the long-term growth of the business.

Strategic Execution

During 2025, management remained focused on executing our long-term strategy of strengthening relationships with our carrier partners, expanding our marketplace and investing in AI, technology and data capabilities to enhance the insurance provider experience and drive operating efficiencies. These efforts contributed to our record financial performance and positioned the Company for continued long-term growth.

The Compensation Committee believes that the Company’s strong performance in 2025, including record levels of revenue, Variable Marketing Dollars, and Adjusted EBITDA, reflects the effective execution of our strategy by management and supports the performance-based outcomes of our executive compensation programs.

Compensation Highlights

Our executive compensation program aligns with our strategy and with stockholder interests in three significant respects.

Pay is aligned with performance. Direct compensation for the NEOs has three components: salary; an annual cash bonus opportunity tied to performance against prescribed financial goals; and equity, the value of which hinges on sustained stock price performance.

Most compensation is variable and at risk. The vast majority of target total direct compensation for our NEOs depends on either company performance or stock price.

Chief Executive Officer(1)(2)
Annual 20%
10%
10%
40%
40%
90%
At-Risk Pay
Long-Term 80%
Other NEOs (Average)(1)(2)
Annual 37%
23%
13%
22%
41%
77%
At-Risk Pay
Long-Term 63%
50%
Performance-Based
36%
Base Salary
Target Bonus
PSUs
RSUs

(1) Percentages may not add up to 100% due to rounding

(2) Excludes the Outperformance PSUs granted in February 2025 and October 2025 (Mr. Ayotte only) to each of the NEOs

Compensation packages are competitive. We provide competitive base salaries and meaningful short- and long-term incentive opportunities to support our retention objectives and to tie compensation to achievement of EverQuote’s financial and operational goals.

Compensation Philosophy and Objectives

The objective of our compensation program is to enable us to hire, reward, and retain the world-class talent that we need to execute our strategy and successfully pursue our mission of helping people protect life’s most important assets by simplifying the experience of shopping for insurance. To that end, our short- and long-term incentive compensation programs are tied to performance to ensure that only consistent and strong results will lead to higher compensation.

As EverQuote grows, the Compensation Committee will evaluate our compensation philosophy and objectives regularly to confirm that our program continues to appropriately encourage, motivate, and reward our NEOs.

Executive Compensation Practices

Our executive compensation policies and practices reinforce our long-term, performance-based mindset and belief that our executives should be rewarded for the success they help create. Our key policies and practices are summarized below.

What We Do

Limited perquisites	NEOs participate in our health and welfare benefits on the same basis as all employees. Other perquisites and personal benefits, if any, are modest.
Compensation at risk	The vast majority of our NEOs’ compensation is at risk and tied to our performance and stock price to align their interests with those of our stockholders.
Long-term focus	We provide significant equity-based compensation with multi-year vesting schedules to encourage durable growth and consistent, well-rounded performance.
Independent decision-maker	All members of EverQuote’s Compensation Committee are independent directors, and they are supported by an independent compensation consultant.
Hedging transactions	Our insider trading policy prohibits all employees, executives, and directors from engaging in hedging transactions.

Clawback policy	Our Compensation Recovery Policy allows for the recoupment of incentive compensation in the event of a restatement of financial results without a specific finding of fault.
What We Don’t Do

No retirement programs	Other than our Section 401(k) plan, which is generally available to all employees, we do not offer defined benefit or contribution retirement plans or arrangements or nonqualified deferred compensation plans or arrangements for any executives, including the NEOs.

No guaranteed incentive compensation	Our annual cash bonuses and performance-based equity awards are tied to company performance and may not pay out at all in a given year. Our equity incentive awards have value only if our stock price increases after the grant date.

How We Determine Compensation

Role of the Compensation Committee

The Compensation Committee administers our executive compensation program, subject to the oversight of our full Board of Directors. In particular, the Compensation Committee provides regular compensation-related updates to our Board of Directors so the full Board can make inquiries and consult on executive compensation matters.

Our Compensation Committee reviews our executive compensation practices on an annual basis. Based on this review, the Committee approves, in consultation with our Board of Directors, base salary and bonus amounts for EverQuote’s executives. The Compensation Committee makes recommendations to the Board with respect to equity awards, which the Board then approves or modifies.

When setting NEOs’ compensation, the Compensation Committee assesses the competitiveness of NEOs’ compensation compared to the compensation for comparable executives within our compensation peer group and obtains input from its independent compensation consultant taking into consideration our pay philosophy and objectives. Other factors considered in addition to market competitiveness include job responsibilities; individual, and company performance; future potential for advancement; tenure; and internal pay equity.

Role of Management

The Compensation Committee receives base salary, bonus, and equity compensation recommendations from our Chief Executive Officer (except with respect to his own compensation). At the invitation of the Compensation Committee, other members of our senior management also participate in Committee meetings to share their perspective and relevant information on topics the Committee is discussing. However, no executive is present when the Compensation Committee is making decisions with respect to his/her own compensation.

Role of the Compensation Consultant

Our Compensation Committee engages the services of an independent compensation consulting firm to help it design our executive compensation program. Compensia, Inc. has served as the Committee’s independent compensation consultant since 2018. In 2025, Compensia provided comparative data on executive compensation practices in our industry, helped our Compensation Committee develop an appropriate list of peer companies, and advised on our executive compensation program for 2025 and 2026.

Although our Compensation Committee and Board of Directors consider the advice and recommendations of an independent compensation consultant, ultimately, they make their own decisions about executive compensation matters. In the future, we expect that our Compensation Committee will continue to engage an independent compensation consultant to provide additional guidance on our executive compensation programs and to conduct further competitive benchmarking against a peer group of publicly traded companies.

Our Compensation Committee reviews information regarding the independence and potential conflicts of interest of any compensation consultant it may engage, taking into account, among other things, the factors set forth in Nasdaq rules. With respect to services provided in 2025 and to be provided in 2026, our Compensation Committee concluded that the engagement of Compensia did not raise any conflict of interest.

Use of Market Data

The Compensation Committee reviews and considers the compensation levels and practices of a group of peer companies to assess the competitive market positioning of our executive compensation program. This peer group consists primarily of technology and insurance companies that are similar to us in terms of industry, revenue, size, growth rate, business model, maturity as a public company, and market capitalization. At least annually, the Compensation Committee reviews the peer group with our compensation consultant to ensure it remains appropriate.

In October 2024, the Compensation Committee reviewed the current peer group constituents with Compensia to ensure continued alignment with our business direction and financial profile. Based on the review, no changes were recommended and the Compensation Committee approved the 2025 peer group shown below.

Peer Group 2025

Cardlytics	Lemonade	Nextdoor Holdings	SelectQuote
CarGurus	LendingTree	OneSpan	TechTarget
Dave	MediaAlpha	PubMatic	The RealReal
Goosehead Insurance	MoneyLion	QuinStreet	Yext
Hippo Holdings	NerdWallet	Root	ZipRecruiter

Selection Criteria

Revenue
(Last 4 quarters)

~$159M
0.5x EverQuote's revenue

$473M
Median

~$638M
2.0x EverQuote's revenue

Market Capitalization
(30-day average)

~$265M
0.33x EverQuote's 30-day average market cap.

$888M
Median

~$2.4B
3.0x EverQuote's 30-day average market cap.

2025 Executive Compensation

2025 Compensation Elements

Our executive compensation program consists primarily of the cash and equity components described below. NEOs’ 2025 equity compensation was unique in that they received two types of LTI grants: a standard annual grant comprised of performance share units (PSUs) and restricted share units (RSUs), and a grant of outperformance PSUs. The Compensation Committee does not intend for the outperformance PSUs to become a regular feature of our compensation program. For more information on these grants, see “—Outperformance PSUs.”

While the Compensation Committee believes this structure is most appropriate for the NEOs at our current stage, as part of its ongoing review of our compensation programs, the Committee will continue to consider whether our incentive structure should change as EverQuote matures.

Base Salary

Consistent with our long-term oriented philosophy, base salaries represent a small portion of the NEOs’ total direct compensation. Base salary payable to each NEO is intended to reflect the executive’s skill set, experience, role, and responsibilities. In addition, we aim for internal equity among executives in similar roles and with similar performance and tenure. Salaries are set in January each year, after considering peer market data and industry trends information provided by Compensia, but our Board and Compensation Committee may adjust base salaries from time to time in their discretion, such as in connection with promotions.

Fiscal 2025 Base Salaries

Executive	Position	Salary
Jayme Mendal	Chief Executive Officer and President, Director	$595,000
Joseph Sanborn	Chief Financial Officer and Treasurer	$460,000
David Brainard	Chief Technology Officer	$435,000
Jon Ayotte	Chief Accounting Officer	$390,000
Julia Brncic	Former General Counsel and Secretary	$425,000

Annual Incentive Plan

Our annual incentive plan is structured to promote the achievement of specific goals, approved by the Compensation Committee at the beginning of the year, tied to quarterly adjusted EBITDA. We define adjusted EBITDA (a non-GAAP financial measure) as net income (loss), adjusted to exclude stock-based compensation expense, depreciation and amortization expense, legal settlement expense, restructuring and other charges, acquisition-related costs, interest income and income taxes. Adjusted EBITDA is a key measure used by our management and Board of Directors to understand and evaluate our operating performance, to establish budgets, and to develop operational goals for managing our business. The Compensation Committee believes relying on this performance metric creates a bonus plan that ties payouts to a key metric used internally and by investors to assess our ongoing performance, and encourages our executives to reach stretch goals. We use the same metric to determine annual incentives for all of our executives to promote an enterprise-wide mindset.

Target Incentive Opportunities

In February 2025, the Compensation Committee set the target bonus opportunities for each NEO as outlined under “Final Annual Incentive Awards” below.

Final payouts for each NEO were determined by multiplying the NEO’s target bonus by a company performance multiplier, ranging from 0% to 200%, fixed by the Compensation Committee at the end of the year based on EverQuote’s actual aEBITDA results.

Performance Metrics and Results

The Compensation Committee, in consultation with management, established a range of quarterly goals for aEBITDA, set relative to our annual operating plan at the start of each fiscal year, and incorporate known risks, opportunities and customer demand patterns and forecasts. The table below sets forth our threshold to maximum aEBITDA goals on aggregate annual basis. We do not disclose a quarterly breakdown of these goals as doing so would provide competitors with insights into our business seasonality and strategy that could cause us competitive harm. Our fiscal 2025 annual plan was calibrated relative to the challenging business environment as we entered Fiscal 2025. Considering these factors, our Compensation Committee viewed these performance metrics as difficult to achieve at target the time they were set.

(1) There is no linear interpolation of payouts for performance achieved between quarterly performance goals. Final payout reflects aggregation of the following achievement levels attained by quarter were: Quarter 1 – 100%; Quarter 2: 75%; Quarter 3: 175%; and Quarter 4: 200%.(2) Goals at each level reflect rounding to the nearest whole number.

Final Annual Incentive Awards

Based on EverQuote’s performance against aEBITDA goals and a company performance result of 137.5%, the NEOs earned the annual incentive awards shown below.

Executive	Salary	Target Bonus (%)	Target Bonus ($)	Actual Bonus Earned ($)
Jayme Mendal	$595,000	100%	$595,000	$818,125
Joseph Sanborn	$460,000	65%	$300,000	$412,500
David Brainard	$435,000	69%	$300,000	$412,500
Jon Ayotte	$390,000	36%	$140,000	$192,500
Julia Brncic	$425,000	53%	$225,000	$196,875

Standard Long-Term Equity Incentive Awards

Our standard equity awards serve as a long-term retention tool, encouraging executives to remain with EverQuote and build value over the long term. The NEOs’ equity compensation is delivered in the form of PSUs and RSUs. For Fiscal 2025, our CEO and CFO received an equal mix of RSUs and PSUs, and other NEOs received approximately three-fourths of their target equity value in RSUs and one-fourth in PSUs.

Target Equity Grants

In February 2025, the Compensation Committee granted NEOs an equal mix of RSUs and PSUs with target values as follows:

Executive	Total Target Equity Value ($)(1)
Jayme Mendal	$4,825,000
Joseph Sanborn	$1,900,000
David Brainard	$1,320,000
Jon Ayotte	$ 350,000
Julia Brncic	$1,050,000

(1)

The Committee uses a trailing 10 day volume weighted average stock price to convert NEOs’ target equity award opportunities to a number of shares. Accordingly, the amounts reported above vary from the amounts reported in our Summary Compensation Table, which reflect the awards’ grant date fair values determined in accordance with ASC 718.

In determining the aggregate number of shares underlying our equity awards, in addition to the factors outlined in “How We Determine Compensation” above, the Compensation Committee considers the dilutive effect of our equity incentive compensation practices and the overall impact that equity awards will have on stockholder value. The Committee also considers the value of each NEO’s existing equity holdings, including the current economic value and vesting schedules of any unvested equity awards, and the ability of those unvested holdings to satisfy our reward and retention objectives.

Performance Stock Units

Performance Metric

PSUs promote the achievement of a specific goal, approved by the Compensation Committee at the beginning of the year, for annual Variable Marketing Dollars, or VMD. We define variable marketing margin, or VMM, as VMD divided by revenue. We calculate VMD starting with revenue, as reported in our consolidated statements of operations and comprehensive income (loss), and subtracting advertising costs (a component of sales and marketing expense, as reported in our consolidated statements of operations and comprehensive income (loss)). We use VMD and VMM to measure the efficiency of individual advertising and consumer acquisition sources and to make trade-off decisions to manage our return on advertising. We do not use VMD or VMM as a measure of profitability.

Performance Goals

The PSUs were designed to be earned, if at all, to the extent EverQuote attained fiscal 2025 VMD goals as established by the Compensation Committee, in consultation with management, at the beginning of the performance period. The VMD goals required performance well above our prior year actual results in order to achieve target results. Details regarding related payout levels and actual achievement are set forth below.

The number of PSUs to be earned by each NEO is determined by multiplying the NEO’s target grant by the actual performance level achieved, ranging from 0% to 150% as set forth in the table below, fixed by the Compensation Committee at the end of the year based on EverQuote’s actual VMD results. Results. The VMD performance and payout levels function as hurdles, such that there is no linear interpolation of payouts for performance achieved between performance levels.

*	There is no linear interpolation of payouts for performance achieved between performance levels.

Final PSU Awards and Vesting Terms

Based on EverQuote’s 2025 Variable Marketing Dollars of $191.9 million, the NEOs earned the PSUs at 100% of target (except for Ms. Brncic, whose award was forfeited due to her resignation during the year).

Executive	Target PSUs (#)	PSUs Earned (#)
Jayme Mendal	121,108	121,108
Joseph Sanborn	47,690	47,690
David Brainard	16,566	16,566
Jon Ayotte	4,393	4,393
Julia Brncic	13,177	—

Each PSU represents a contingent right to receive one share of our common stock upon vesting. One quarter of these earned shares vested in January 2026. The remaining 75% of the earned shares will vest in equal quarterly increments through the end of fiscal 2028.

Restricted Stock Units

The Compensation Committee believes that RSUs that vest over several years are effective at retaining talented executives and motivating them to continue to pursue EverQuote’s long-term goals because the value of RSUs is directly tied to our stock price. The RSUs granted in 2025 will vest in 16 equal quarterly increments over 2025 – 2028 so long as the recipient remains employed by EverQuote. Each RSU represents a contingent right to receive one share of our common stock upon vesting.

Outperformance PSUs

Purpose

EverQuote recently emerged successfully from a difficult two-year period characterized by a downturn in the auto insurance industry. During that time, we debuted an updated corporate strategy and associated long-term model that incorporates multi-year goals for annual topline growth and aEBITDA margins. The outperformance PSUs were designed in relation to our updated strategy to achieve several objectives:

•	Rally our executive team around this updated corporate strategy by creating an incentive plan that aligns with the financial objectives in our long-term model;
•	Incentivize management to achieve a milestone that opens additional opportunities for EverQuote and drives successful execution of our long-term business strategy;
•	Reinforces a longer-term mindset for our executives and further aligns their interests with stockholders by incentivizing a substantial growth in profitability;
•	Offer a pay opportunity that strongly incentives and rewards accelerated achievement of our long-term ambitions.

The Compensation Committee does not intend for outperformance PSUs of this nature to be a regular feature of EverQuote’s executive compensation program, or to grant additional awards of this nature while the current award remains outstanding.

Target Grants

In February 2025 (October 2025 for Mr. Ayotte), the Compensation Committee granted outperformance PSUs to the NEOs with target values as set forth below:

Executive	Total Target Value ($)(1)
Jayme Mendal	$2,412,500
Joseph Sanborn	$ 950,000
David Brainard	$ 660,000
Jon Ayotte	$ 123,132
Julia Brncic	$ 525,000

(1)

The Committee uses a trailing 10 day volume weighted average stock price to convert NEOs’ target equity award opportunities to a number of shares. Accordingly, the amounts reported above vary from the amounts reported in our Summary Compensation Table, which reflect the awards’ grant date fair values determined in accordance with ASC 718.

The Compensation Committee determined, with the assistance of its independent compensation consultant, that these target awards, together with the NEOs’ other target compensation, are in line with market-competitive annual compensation.

Performance Metric and Vesting Terms

The outperformance PSUs promote the achievement of a challenging aEBITDA goal over a multi-year period. For competitive reasons, we are not disclosing the goal in advance, but it will be disclosed if and when these PSUs are earned. In setting the goal, the Compensation Committee established a goal that would require significant growth from our fiscal 2024 year end aEBITDA performance, and considered that achievement of the aEBITDA goal established by 2027 fiscal year end correlated with strong performance relative to our updated strategy and long-term operating model, which in turn is expected to drive significant value creation for our shareholders, and therefore should result in payout at target, or above target if outperformance relative to our aEBITDA goal is achieved by that date. Thereafter, the potential payout that NEOs may earn is reduced by 10% per subsequent calendar quarter it takes to achieve our aEBITDA goal after December 31, 2027, such that target aEBITDA performance is required to be achieved by December 31, 2029 for executives to receive any payout under the outperformance PSUs. Accordingly, the outperformance PSU awards will be forfeited if the multi-year aEBITDA goal is not achieved by December 31, 2029.

The number of PSUs earned by each NEO will be determined by multiplying the NEO’s target grant by a company performance multiplier, ranging from 0% to 200%, fixed by the Compensation Committee if and when EverQuote attains the aEBITDA goal. Further, if the award is earned after the initial measurement date the maximum achievement is 100% and is measured quarterly thereafter, declining by 10% each quarter through December 31, 2029.

Performance Achievement and Payout %
127%
120%
113%
107%
Target aEBITDA Performance
100%
200%
175%
150%
125%
100%
90%
80%
70%
60%
50%
40%
30%
20%
12/31/2027
12/31/2027
12/31/2027
12/31/2027
12/31/2027
03/31/2028
06/30/2028
09/30/2028
12/31/2028
03/31/2029
06/30/2029
09/30/2029
12/31/2029
aEBITDA Performance (as % of Target)
Payout % (as % of Target)

Compensation Practices and Policies

Stock Ownership Guidelines

We believe our non-employee directors and executive officers should have a meaningful and direct ownership stake in the company that will align their interests with those of our shareholders and promote a long-term perspective. Accordingly, we have adopted stock ownership guidelines that provide for specified levels of ownership, expressed as a multiple of base salary as follows:

Position	Minimum Ownership Requirement
Chief Executive Officer	5x
All other executive officers[1]	1x

Newly appointed executive officers have (5) five years from the time they are appointed or promoted to a new executive officer level to meet these guidelines.

The requirements for non-management directors are expressed as a multiple of their annual retainer. Directors’ minimum stockownership requirements are 3x their annual retainer. It is anticipated that the directors should be able to achieve these guidelines within (5) five years of the effective date of these guidelines, or if newly appointed to the Board, within (5) five years of joining.

[1]	All other executive officers shall consist of EverQuote’s Section 16 officers and such other officers as determined by the Compensation Committee of the Board of Directors from time to time.

For the purpose of determining stock ownership levels, the following forms of equity interests in the company are included:

•	Shares owned directly (including through open market purchases, vesting of restricted stock awards or exercise of stock options); and

•	Shares held by immediate family members residing in the same household or through trusts for the benefit of the person or his or her immediate family members.

Retirement Savings and Health and Welfare Benefits

We maintain a retirement plan for the benefit of our employees, including our NEOs. Participant contributions and income earned on such contributions are not taxable to participants until they are withdrawn or distributed from the 401(k) plan (except in the case of contributions designated as Roth contributions). Each participant may contribute up to an annual statutory limit, and we provide a 401(k) match of 100% on the first 2% of eligible pay contributed, and 50% on the next 4% contributed (from 2% to 6%), for a maximum Company match of 4% of eligible pay. Participants who are at least 50 years old can contribute additional amounts based on statutory limits for “catch-up” contributions. Each participant is fully vested in his or her deferred salary contributions and company matching contributions, which are held and invested by the plan’s trustee as directed by participants.

We do not provide any non-qualified deferred compensation benefits and do not have any defined benefit pension or supplemental executive retirement plans.

All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including medical, dental, and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life and AD&D insurance.

Perquisites and Other Personal Benefits

We do not view perquisites as important to achieving our compensation objectives. Our NEOs are not entitled to any perquisites or other personal benefits beyond those made generally available to our other employees. In the future, our Board of Directors or the Compensation Committee may determine that it is necessary or appropriate to provide certain perquisites to one or more NEOs to incentivize or fairly compensate them.

Employment Arrangements

We have entered into offer letters with Messrs. Mendal, Sanborn, Brainard and Ayotte. Each offer letter provides for “at will” employment (meaning either EverQuote or the NEO may terminate the employment relationship at any time with or without cause and with or without notice); sets forth the initial title, base salary, and annual incentive opportunity for the executive; and summarizes the other terms and conditions applicable to the executive’s employment. Additionally, each of our NEOs are covered by the executive severance plan, described below, which includes severance and change in control benefits and our standard Employee Agreement Regarding Inventions, Confidentiality and Non-Competition.

Severance and Change in Control Benefits

We have entered into employment offer letters and agreements with our executive officers that, in certain cases, provide for severance and other benefits upon termination. In addition, our Amended and Restated Executive Severance Plan provides compensation and benefits to certain executives whose employment is terminated by EverQuote other than for cause or who resign from EverQuote for good reason, either separate from or in connection with a change in control, each as defined in the plan. Our 2008 Stock Incentive Plan and our 2018 Equity Incentive Plan also give our Board of Directors discretion to take certain actions in connection with specified corporate events that may provide benefits to our executive officers and employees. We have provided more detailed information about these benefits below under “—Potential Payments upon Termination or Change in Control.”

We believe that these benefits are reasonable and consistent with the objectives of our executive compensation program and with market practice among the companies with which we compete for executive talent.

Compensation Recovery Policy

As required by Nasdaq listing standards, our compensation recovery policy applies to all incentive-based compensation received by the company’s executive officers on or after October 2, 2023. The policy provides that if there is an “Accounting Restatement” of EverQuote’s financial statements, and any incentive-based compensation was erroneously awarded to an executive officer pursuant to the incorrect financial statements, our Compensation Committee will attempt to recover the erroneously awarded compensation unless certain exceptions apply under SEC or Nasdaq rules. The compensation recovery policy does not require a finding of fault on the part of an executive before erroneously awarded compensation is clawed back.

An “Accounting Restatement” means a requirement that we prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the U.S. federal securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. Changes to EverQuote’s financial statements that do not represent error corrections are not an Accounting Restatement.

Anti-Hedging Policy

Employees, including our NEOs, our directors, and certain of their family members and related entities, are prohibited from engaging in short sales of our securities, including short sales “against the box”; purchases or sales of puts, calls, or other derivative securities based on our securities; and purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of our securities.

Insider Trading Policy

Our insider trading policy governs the purchase, sale, and other dispositions of our securities (including gifts and adoption or amendment of Rule 10b5-1 trading plans) and applies to all company personnel, including directors, officers, employees, and other covered persons. The insider trading policy also prohibits trading in securities of another company when an individual is aware of material non-public information about that company due to service as a covered person with EverQuote. Although its provisions do not apply to the company generally, the insider trading policy provides that we will not engage in transactions in our securities while management is aware of material non-public information relating to EverQuote or our securities. We believe that our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to us.

Policies and Practices on the Timing of Grants of Stock Options or Similar Awards in Relation to the Disclosure of Material Nonpublic Information

Although we do not have a formal written policy with regard to the timing of awards of stock options or similar awards in relation to the disclosure of material nonpublic information, our equity awards generally are granted on fixed dates determined in advance. Annual equity awards typically are granted to our executives in mid-February of each year. On limited occasions, we may grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention, or other purposes.

Our Compensation Committee recommends all equity award grants and our Board of Directors approves them on or before the grant date. These recommendations are not made in anticipation of the release of material nonpublic information. Similarly, the Compensation Committee and the Board do not time the release of material nonpublic information based on grant dates for equity awards. We did not grant any stock options or similar awards to our NEOs in 2025.

Accounting and Tax Considerations

Accounting Considerations

We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“ASC Topic 718”) for our stock-based compensation awards. ASC Topic 718 requires companies to measure the compensation expense for all share-based awards made to employees and directors, including stock options and RSUs, based on the grant-date fair value of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our executive officers may never realize any value from their awards.

Tax Considerations

Section 162(m) of the Internal Revenue Code provides that public companies may not take a federal income tax deduction for compensation in excess of $1 million per year paid to certain executives, including current and former NEOs. We believe the Compensation Committee’s ability to provide compensation that is non-deductible allows us to tailor compensation to the needs of our company and our NEOs and benefits our stockholders.

Summary Compensation Table

The following table sets forth the total compensation paid to our named executive officers for the years presented.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Jayme Mendal President and Chief Executive Officer	2025	595,000	—	7,781,866	—	818,125	14,240	9,209,231
	2024	565,000	107,272	4,181,765	—	847,500	24,366	5,725,903
	2023	375,000	1,400,000	948,600	1,329,600	70,313	4,751	4,128,264
Joseph Sanborn (5) Chief Financial Officer, Chief Administrative Officer, Treasurer and Secretary	2025	460,000	1,250	3,064,376	—	412,500	15,032	3,953,158
	2024	416,000	108,522	1,344,405	—	450,000	25,182	2,344,109
	2023	314,085	—	1,013,460	148,277	35,120	7,507	1,518,449

David Brainard Chief Technology Officer	2025	435,000	—	2,127,161	—	412,500	14,552	2,989,213
	2024	406,000	107,272	854,033	—	420,000	24,702	1,812,007
	2023	330,000	—	1,232,400	173,762	46,875	4,656	1,787,693
Jon Ayotte Chief Accounting Officer	2025	390,000	100,000	499,304	—	192,500	14,240	1,196,044

Julia Brncic (6) Former General Counsel and Secretary	2025	294,231	—	1,692,070	—	196,875	14,000	2,197,176
	2024	375,000	100,000	1,006,530	—	337,500	24,702	1,843,732
	2023	294,231	—	955,725	762,581	37,500	506	2,050,543

(1)

For 2025, Mr. Ayotte received a special one-time discretionary cash bonus of $100,000 in recognition of his performance in fiscal year 2025. For 2024, each NEO received a special one-time cash bonus of $100,000 based upon achievement of a specified 2024 performance goal. On December 26, 2023, the board of directors, upon the recommendation of the compensation committee, approved the payment of a discretionary cash bonus in the amount of $1.4 million, subject to all required taxes and withholdings, to Mr. Mendal in recognition of his performance in fiscal year 2023.

(2)

The amounts reported represent the aggregate grant-date fair value of the stock grants awarded to the named executive officer during the year in question, calculated in accordance with FASB ASC Topic 718. Such grant-date fair values do not take into account any estimated forfeitures related to service-vesting conditions. The assumptions used in calculating the grant-date fair value of the sale of the stock or equity awards reported in this column are set forth in Note 8 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. The amounts reported in this column reflect the accounting cost for these equity awards and do not correspond to the actual economic value that may be received by the named executive officers in connection therewith. In the stock awards column for 2025, the amounts reported for performance based restricted stock units represents the grant date fair value assuming probable achievement, which was determined to be $5.2 million for Mr. Mendal, $2.0 million for Mr. Sanborn, $1.1 million for Mr. Brainard and $0.2 million for Mr. Ayotte. Assuming maximum achievement, the grant date fair value of the performance based restricted stock units is $9.1 million for Mr. Mendal, $3.6 million for Mr. Sanborn, $1.9 million for Mr. Brainard and $0.4 million for Mr. Ayotte.
(3)	The amounts reported reflect the cash incentive amounts earned by the executives under our executive bonus plan.
(4)

Consists of benefits made available to employees generally and includes matching 401(k) contributions ($14,000 for each NEO for the year ended December 31, 2025), company paid life insurance premiums and company paid parking in excess of tax-deductible amounts.

(5)	Mr. Sanborn was appointed as our Chief Financial Officer in June 2023.
(6)	Ms. Brncic was appointed as our General Counsel and Secretary in January 2023 and resigned in September 2025.

Grants of Plan-Based Awards

The following table contains information relating to the plan-based award grants made to our named executive officers in the year ended December 31, 2025 and is intended to supplement the Summary Compensation Table above.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Grant Date(1)	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jayme Mendal	2/11/2025	$297,500	$595,000	$1,190,000
	2/11/2025				59,649	121,108	180,757				$2,602,594
	2/11/2025				24,100	120,504	241,009				$2,589,642
	2/11/2025							120,504			$2,589,631
Joseph Sanborn	2/11/2025	$150,000	$300,000	$600,000
	2/11/2025				23,489	47,690	71,179				$1,024,857
	2/11/2025				9,490	47,452	94,905				$1,019,754
	2/11/2025							47,453			$1,019,765
David Brainard	2/11/2025	$150,000	$300,000	$600,000
	2/11/2025				8,159	16,566	24,725				$355,998
	2/11/2025				6,593	32,967	65,934				$708,461
	2/11/2025							49,451			$1,062,702
Jon Ayotte	2/11/2025	$70,000	$140,000	$280,000
	2/11/2025				2,163	4,393	6,556				$94,395
	2/11/2025							13,112			$281,777
	10/21/2025				1,240	6,200	12,400				$123,132
Julia Brncic (3)	2/11/2025	$112,500	$225,000	$450,000
	2/11/2025				6,491	13,177	19,668				$283,186
	2/11/2025				5,244	26,224	52,448				$563,554
	2/11/2025							39,336			$845,331

(1)	Equity awards were granted under our 2018 Stock Plan. Vesting of the equity awards is described in the table below under “Outstanding Equity Awards at Fiscal Year-End.”

(2)

Represents the grant date fair value of the respective awards of stock options and awards, computed in accordance with FASB ASC Topic 718. Assumptions used to calculate these amounts are described in Note 8 “Stock-Based Compensation,” to our annual consolidated financial statements for the year ended December 31, 2025, which is included in our 2025 Annual Report.

(3)	Ms. Brncic was appointed as our General Counsel and Secretary in January 2023 and resigned in September 2025.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding outstanding equity awards held as of December 31, 2025 by our named executive officers.

Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Jayme Mendal	10/18/2017(1)	125,880	—	$6.96	10/17/2027	—	$—
	6/11/2019(2)					14,286	$385,722
	2/11/2022(3)					3,553	$95,931
	2/11/2022(4)	117,218	7,815	$15.69	2/10/2032
	2/17/2023(5)					18,750	$506,250
	2/17/2023(6)	82,500	37,500	$15.81	2/16/2033
	2/12/2024(7)					75,301	$2,033,127
	2/12/2024(8)						$—	112,952	$3,049,704
	2/11/2025(9)					97,910	$2,643,570
	2/11/2025(10)							121,108	$2,190,844
	2/11/2025(11)							120,504	$1,626,804
Joseph Sanborn	4/26/2022(12)					855	$23,085
	6/28/2022(13)	21,875	3,125	$9.41	6/27/2032		$—
	2/17/2023(14)					6,563	$177,201
	6/29/2023(15)					39,375	$1,063,125
	7/24/2023(16)	30,447	—	$7.10	7/23/2033		$—
	2/12/2024(17)					31,495	$850,365
	2/12/2024(18)							25,438	$686,826
	2/11/2025(19)					38,556	$1,041,012
	2/11/2025(20)							47,690	$862,712
	2/11/2025(21)							47,452	$640,602
David Brainard	2/11/2022(22)					792	$21,384
	6/28/2022(23)	3,125	3,125	$9.41	6/27/2032
	10/24/2022(24)	2,500	5,000	$5.54	10/23/2032
	2/17/2023(25)					18,750	$506,250
	7/24/2023(26)					17,500	$472,500
	7/24/2023(27)	1,250	4,375	$7.10	7/23/2033
	7/24/2023(28)	3,172	—	$7.10	7/23/2033
	2/12/2024(29)					30,834	$832,518
	2/11/2025(30)					40,179	$1,084,833
	2/11/2025(31)							16,566	$299,679
	2/11/2025(32)							32,967	$445,055

Name	Grant Date	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)(1)
Jon Ayotte	6/28/2022(33)					1,250	$33,750
	6/29/2023(34)					10,500	$283,500
	7/24/2023(35)	3,156	—	$7.10	7/23/2033
	2/12/2024(36)					4,405	$118,935
	7/24/2024(37)					6,667	$180,009
	2/11/2025(38)					10,654	$287,658
	2/11/2025(39)							4,393	$79,469
	10/21/2025(40)							6,200	$83,700

(1)	The shares of our Class A common stock subject to this option were fully vested as of September 30, 2021.
(2)

These Restricted Stock Units, representing the right to receive an equal number of shares of our Class A common stock, are scheduled to vest in equal quarterly installments over seven years from the grant date, subject to continued service with us through each applicable vesting date, with the first installment having vested on August 25, 2019.

(3)

The shares of our Class A common stock subject to this award are scheduled to vest over four years, with 25% vesting twelve months after the vesting commencement date of January 1, 2022, with the remainder scheduled to vest in equal quarterly installments, subject to continued service with us through each applicable vesting date.

(4)

The shares of our Class A common stock subject to this option are scheduled to vest in equal annual installments over four years from January 1 2022, subject to continued service with us through each applicable vesting date.

(5)

The shares of our Class A common stock subject to this award are scheduled to vest in equal quarterly installments over four years from January 1 2023, subject to continued service with us through each applicable vesting date.

(6)

The shares of our Class A common stock subject to this option are scheduled to vest in equal quarterly installments over four years from January 1 2023, subject to continued service with us through each applicable vesting date.

(7)

The shares of our Class A common stock subject to this award are scheduled to vest in equal quarterly installments over four years from January 1 2024, subject to continued service with us through each applicable vesting date.

(8)

These performance stock units, representing the right to receive an equal number of shares of our Class A common stock, are scheduled to vest over four years, with 25% vesting after one year after the vesting commencement date of January 1, 2024, with the remainder scheduled to in equal quarterly installments, subject to (i) continued service with us through each applicable vesting date, and (ii) the achievement of certain financial metrics as measured at the time of filing our Annual Report on Form 10-K with the SEC.

(9)

The shares of our Class A common stock subject to this award are scheduled to vest in equal quarterly installments over four years from January 1, 2025, subject to continued service with us through each applicable vesting date.

(10)

These performance stock units, representing the right to receive an equal number of shares of our Class A common stock, are scheduled to vest over four years, with 25% vesting after one year after the vesting commencement date of January 1, 2025, with the remainder scheduled to in equal quarterly installments, subject to (i) continued service with us through each applicable vesting date, and (ii) the achievement of certain financial metrics as measured at the time of filing our Annual Report on Form 10-K with the SEC.

(11)

These performance stock units, representing the right to receive an equal number of shares of our Class A common stock, are scheduled to vest immediately upon achievement of the performance goal, initially measured on December 31, 2027, and measured quarterly thereafter if the initial performance is not achieved through December 31, 2029, subject to (i) continued service with us through each applicable vesting date, and (ii) the achievement of certain financial metrics as measured at the time of filing our Annual Report on Form 10-K with the SEC.

(12)

The shares of our Class A common stock subject to this award are scheduled to vest over four years, with 12.5% vesting six months after the vesting commencement date of January 1, 2022, with the remainder scheduled to vest in equal quarterly installments, subject to continued service with us through each applicable vesting date.

(13)

The shares of our Class A common stock subject to this option are scheduled to vest in equal quarterly installments over four years from May 20, 2022, subject to continued service with us through each applicable vesting date.

(14)

The shares of our Class A common stock subject to this option are scheduled to vest in equal quarterly installments over four years from January 1 2023, subject to continued service with us through each applicable vesting date.

(15)

The shares of our Class A common stock subject to this award are scheduled to vest in equal quarterly installments over four years from May 20, 2023, subject to continued service with us through each applicable vesting date.

(16)

The shares of our Class A common stock subject to this option are scheduled to vest in equal quarterly installments over two years from August 20 2023, subject to continued service with us through each applicable vesting date.

(17)

The shares of our Class A common stock subject to this award are scheduled to vest in equal quarterly installments over four years from January 1 2024, subject to continued service with us through each applicable vesting date.

(18)

These performance stock units, representing the right to receive an equal number of shares of our Class A common stock, are scheduled to vest over four years, with 25% vesting after one year after the vesting commencement date of January 1, 2024, with the remainder scheduled to in equal quarterly installments, subject to (i) continued service with us through each applicable vesting date, and (ii) the achievement of certain financial metrics as measured at the time of filing our Annual Report on Form 10-K with the SEC.

(19)

The shares of our Class A common stock subject to this award are scheduled to vest in equal quarterly installments over four years from January 1, 2025, subject to continued service with us through each applicable vesting date.

(20)

These performance stock units, representing the right to receive an equal number of shares of our Class A common stock, are scheduled to vest over four years, with 25% vesting after one year after the vesting commencement date of January 1, 2025, with the remainder scheduled to in equal quarterly installments, subject to (i) continued service with us through each applicable vesting date, and (ii) the achievement of certain financial metrics as measured at the time of filing our Annual Report on Form 10-K with the SEC.

(21)

These performance stock units, representing the right to receive an equal number of shares of our Class A common stock, are scheduled to vest immediately upon achievement of the performance goal, initially measured on December 31, 2027, and measured quarterly thereafter if the initial performance is not achieved through December 31, 2029, subject to (i) continued service with us through each applicable vesting date, and (ii) the achievement of certain financial metrics as measured at the time of filing our Annual Report on Form 10-K with the SEC.

(22)

The shares of our Class A common stock subject to this award are scheduled to vest in equal quarterly installments over four years from January 1, 2022, subject to continued service with us through each applicable vesting date.

(23)

The shares of our Class A common stock subject to this option are scheduled to vest in equal quarterly installments over four years from May 20, 2022, subject to continued service with us through each applicable vesting date.

(24)

The shares of our Class A common stock subject to this option are scheduled to vest in equal quarterly installments over two years from November 20, 2024, subject to continued service with us through each applicable vesting date.

(25)

The shares of our Class A common stock subject to this option are scheduled to vest in equal quarterly installments over four years from January 1, 2023, subject to continued service with us through each appli cable vesting date.

(26)

The shares of our Class A common stock subject to this option are scheduled to vest in equal quarterly installments over four years from August 20, 2023, subject to continued service with us through each applicable vesting date.

(27)

The shares of our Class A common stock subject to this option are scheduled to vest in equal quarterly installments over four years from August 20 2023, subject to continued service with us through each applicable vesting date.

(28)

The shares of our Class A common stock subject to this option are scheduled to vest in equal quarterly installments over two years from August 20 2023, subject to continued service with us through each applicable vesting date.

(29)

The shares of our Class A common stock subject to this award are scheduled to vest in equal quarterly installments over four years from January 1 2024, subject to continued service with us through each applicable vesting date.

(30)

The shares of our Class A common stock subject to this award are scheduled to vest in equal quarterly installments over four years from January 1, 2025, subject to continued service with us through each applicable vesting date.

(31)

These performance stock units, representing the right to receive an equal number of shares of our Class A common stock, are scheduled to vest over four years, with 25% vesting after one year after the vesting commencement date of January 1, 2025, with the remainder scheduled to in equal quarterly installments, subject to (i) continued service with us through each applicable vesting date, and (ii) the achievement of certain financial metrics as measured at the time of filing our Annual Report on Form 10-K with the SEC.

(32)

These performance stock units, representing the right to receive an equal number of shares of our Class A common stock, are scheduled to vest immediately upon achievement of the performance goal, initially measured on December 31, 2027, and measured quarterly thereafter if the initial performance is not achieved through December 31, 2029, subject to (i) continued service with us through each applicable vesting date, and (ii) the achievement of certain financial metrics as measured at the time of filing our Annual Report on Form 10-K with the SEC.

(33)

The shares of our Class A common stock subject to this award are scheduled to vest in equal quarterly installments over four years from May 20, 2022, subject to continued service with us through each applicable vesting date.

(34)

The shares of our Class A common stock subject to this award are scheduled to vest in equal quarterly installments over four years from May 20, 2023, subject to continued service with us through each applicable vesting date.

(35)

The shares of our Class A common stock subject to this option are scheduled to vest in equal quarterly installments over two years from August 20 2023, subject to continued service with us through each applicable vesting date.

(36)

The shares of our Class A common stock subject to this award are scheduled to vest in equal quarterly installments over four years from January 1 2024, subject to continued service with us through each applicable vesting date.

(37)

The shares of our Class A common stock subject to this award are scheduled to vest over three years, with 33% vesting twelve months after the vesting commencement date of November 20, 2024, with the remainder scheduled to vest in equal quarterly installments, subject to continued service with us through each applicable vesting date.

(38)

The shares of our Class A common stock subject to this award are scheduled to vest in equal quarterly installments over four years from January 1, 2025, subject to continued service with us through each applicable vesting date.

(39)

These performance stock units, representing the right to receive an equal number of shares of our Class A common stock, are scheduled to vest over four years, with 25% vesting after one year after the vesting commencement date of January 1, 2025, with the remainder scheduled to in equal quarterly installments, subject to (i) continued service with us through each applicable vesting date, and (ii) the achievement of certain financial metrics as measured at the time of filing our Annual Report on Form 10-K with the SEC.

(40)

These performance stock units, representing the right to receive an equal number of shares of our Class A common stock, are scheduled to vest immediately upon achievement of the performance goal, initially measured on December 31, 2027, and measured quarterly thereafter if the initial performance is not achieved through December 31, 2029, subject to (i) continued service with us through each applicable vesting date, and (ii) the achievement of certain financial metrics as measured at the time of filing our Annual Report on Form 10-K with the SEC.

Severance and Change in Control Benefits

We have entered into employment offer letters and agreements with our executive officers that, in certain cases, provide for severance and other benefits upon termination. We adopted an Executive Severance Plan, effective November 5, 2023, as amended and restated effective February 12, 2026 (the “Restated Severance Plan”), which provides compensation and benefits to certain executives upon separation from employment with the Company. In addition, in accordance with the terms of our 2008 Stock Incentive Plan (our “2008 Plan”) and our 2018 Plan, our board of directors has discretion to take certain actions in connection with specified corporate events that may provide benefits our executive officers and employees. We have provided more detailed information about these benefits below under “—Employment Offer Letters and Agreements” and “—Potential Payments upon Termination or Change in Control.”

We believe that these additional benefits are reasonable and consistent with the objectives of our executive compensation program and with market practice among the companies with which we compete for executive talent.

Other Benefits

In addition to base salary, annual cash incentive bonuses, equity incentive awards and severance and change in control benefits, our executive officers receive certain perquisite and other benefits that are made available to employees generally, including matching 401(k) contributions, company paid life insurance premiums and company paid parking in excess of tax-deductible amounts.

Anti-Hedging Policy

We have adopted an insider trading policy that, among other things, expressly prohibits all of our employees, including our named executive officers, as well as our directors, and certain of their family members and related entities, from engaging in activities that are designed to hedge or offset any decrease in the market value of our securities. For additional detail, see “Directors, Executive Officers and Corporate Governance—Anti-Hedging Policy.”

Incentive Compensation Recovery Policy

We have adopted a compensation recovery policy that provides that, in the event there is an “Accounting Restatement” of the company’s financial statements, our compensation committee will attempt to recover any incentive-based compensation erroneously awarded to our executive officers. For additional detail, see “Directors, Executive Officers and Corporate Governance—Compensation Recovery Policy.”

Employment Offer Letters and Agreements

Jayme Mendal

On July 31, 2017, we entered into an offer letter with Jayme Mendal, who currently serves as our president and chief executive officer. The offer letter provides for Mr. Mendal’s at-will employment, beginning September 4, 2017, and sets forth his initial annual base salary as well as his eligibility to participate in our benefit plans generally. Mr. Mendal’s current base salary is $645,000 and he is eligible to receive a discretionary cash annual target bonus of $645,000 based on the achievement of agreed upon targets. Mr. Mendal is subject to our standard Employee Agreement Regarding Inventions, Confidentiality and Non-Competition pursuant to which Mr. Mendal is subject to covenants for confidentiality in perpetuity, non-solicitation of employees and customers for 24 months post-termination and non-competition for 18 months post-termination.

Joseph Sanborn

On June 16, 2023, we entered into an offer letter with Joseph Sanborn, who currently serves as our chief financial officer, chief administrative officer, treasurer and secretary. The offer letter provides for Mr. Sanborn’s at-will employment, beginning June 16, 2023, and sets forth his initial annual base salary as well as his eligibility to participate in our benefit plans generally. Mr. Sanborn’s current base salary is $510,000 and he is eligible to participate in the Company’s executive bonus plan with a target of $330,000, based on the achievement of agreed upon targets. Mr. Sanborn is subject to our standard Employee Agreement Regarding Inventions, Confidentiality and Non-Competition pursuant to which Mr. Sanborn is subject to covenants for confidentiality in perpetuity, non-solicitation of employees and customers for 24 months post-termination and non-competition for 12 months post-termination.

David Brainard

On November 8, 2019, we entered into an offer letter with David Brainard, who currently serves as our chief technology officer. The offer letter provides for Mr. Brainard’s at-will employment, beginning December 9, 2019, and sets forth his initial annual base salary as well as his eligibility to participate in our benefit plans generally. Mr. Brainard’s current annual base salary is $495,000, and he is eligible to receive a discretionary cash annual target bonus of $300,000 based on the achievement of agreed upon targets. Mr. Brainard is subject to our standard Employee Non-Competition and Non-Solicitation Agreement as well as our standard Invention and Non-Disclosure Agreement, and pursuant to these agreements, Mr. Brainard is subject to covenants for confidentiality in perpetuity, non-solicitation of employees and customers for 24 months post-termination and non-competition for 12 months post-termination.

Jon Ayotte

On June 16, 2023, we entered into an offer letter with Jon Ayotte, who currently serves as our chief accounting officer. The offer letter provides for Mr. Ayotte’s at-will employment, beginning June 16, 2023, and sets forth his initial annual base salary as well as his eligibility to participate in our benefit plans generally. Mr. Ayotte’s current base salary is $400,000 and he is eligible to participate in the Company’s executive bonus plan with a target of $140,000, based on the achievement of agreed upon targets. Mr. Ayotte is subject to our standard Employee Non-Competition and Non-Solicitation Agreement as well as our standard Invention and Non-Disclosure Agreement, and pursuant to these agreements, Mr. Ayotte is subject to covenants for confidentiality in perpetuity, non-solicitation of employees and customers for 24 months post-termination and non-competition for 12 months post-termination.

Option Exercises and Stock Vested

The following table sets forth information regarding the number and value of stock options exercised and stock awards vested during 2025 for our named executive officers.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Jayme Mendal	—	—	201,692	4,919,141
Joseph Sanborn	—	—	83,188	1,975,462
David Brainard	13,218	200,489	53,002	1,239,878
Jon Ayotte	11,500	214,108	22,275	518,782
Julia Brncic	58,423	668,536	35,803	859,238

Potential Payments upon Termination or Change in Control

In the event of a qualifying termination of employment and/or the occurrence of a change of control of the Company, certain of our NEOs are entitled to certain payments and benefits under their employment agreements, severance compensation agreements and/or our severance policies. For a detailed summary of these payments and benefits, see the section entitled “Employment and Severance Compensation Agreements” that follows the table below.

Ms. Brncic, our former general counsel and secretary, resigned in September 2025 and did not receive any payments or benefits in connection with her resignation.

Termination Following Change of Control

The table below sets forth information regarding the estimated payments and benefits that each NEO would have received in the hypothetical event that such NEO’s employment had been terminated by us without cause, or such NEO had resigned for “good reason,” as of December 31, 2025, upon a change of control of the Company occurring on that date. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed above, any actual amounts paid or distributed could be different. Factors that could affect these amounts include the timing during the year of any such event and our stock price.

Name	Severance Payments ($) (1)	Bonus Payments ($) (2)	Continuation of Welfare Benefit Plans ($) (3)	Value of Additional Vested Equity Awards ($) (4)
Jayme Mendal	892,500	892,500	48,953	9,888,839
Joseph Sanborn	460,000	300,000	1,185	4,705,557
David Brainard	435,000	300,000	31,512	2,964,716
Jon Ayotte	390,000	140,000	31,636	985,500

(1)	Represents payment of an amount equal to 18 months of base salary for Mr. Mendal, and 12 months of base salary for the other NEOs.
(2)	Represents payment of an amount equal to 1.5 times the annual Target Incentive Bonus for Mr. Mendal and equal to the annual Target Incentive Bonus for the other NEOs.
(3)

Represents an estimate of the total cost of company-paid premiums for continuation of medical, dental, vision and long-term disability benefits for a period of 18 months following the date of termination for Mr. Mendal, and 12 months following the dates of termination for the other NEOs, calculated based upon the premiums for such benefits in effect as of December 31, 2025. The actual cost of health benefits may vary during the benefits continuation period depending upon the overall premium rates that we would be required to pay under our health benefit programs.

(4)

Represents the aggregate market value of unvested RSUs and stock options held by each NEO as of December 31, 2025 based on the closing price of our Class A common stock on December 31, 2025, which was $27.00 per share. Such RSUs and stock options would have become immediately vested, and would have been settled by delivery of shares of our Class A common stock.

Other Qualifying Terminations

The table below sets forth information regarding the estimated payments and benefits that each NEO would have received in the hypothetical event that such NEO’s employment had been terminated by us without cause, or such NEO had resigned for “good reason,” as of December 31, 2025, in the absence of a change in control of the Company, and excludes additional vesting of options that were out of the money on December 31, 2025. Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed above, any actual amounts paid or distributed could be different. Factors that could affect these amounts include the timing during the year of any such event and our stock price.

Name	Severance Payments ($) (1)	Continuation of Welfare Benefit Plans ($) (2)	Value of Additional Vested Equity Awards ($) (3)
Jayme Mendal	595,000	32,635	5,813,774
Joseph Sanborn	230,000	592	1,407,399
David Brainard	217,500	15,756	984,081
Jon Ayotte	195,000	15,818	281,016

(1)	Represents payment of an amount equal to 12 months of base salary for Mr. Mendal and 6 months of base salary for the other NEOs.
(2)

Represents an estimate of the total cost of company-paid premiums for continuation of medical, dental, vision and long-term disability benefits for a period of 12 months following the date of termination for Mr. Mendal, and 6 months following the dates of termination for the other NEOs, calculated based upon the premiums for such benefits in effect as of December 31, 2025. The actual cost of health benefits may vary during the benefits continuation period depending upon the overall premium rates that we would be required to pay under our health benefit programs.

(3)

Represents the aggregate market value of unvested RSUs and stock options held by each NEO as of December 31, 2025 based on the closing price of our Class A common stock on December 31, 2025, which was $27.00 per share. Such RSUs and stock options would have become immediately vested, and would have been settled by delivery of shares of our Class A common stock.

Amended and Restated Executive Severance Plan

Effective February 2026, we adopted the Restated Severance Plan to reflect the evolution of our executive compensation processes and operating model, as well as to align with current market practices. The Restated Severance Plan includes the following changes:

•

Specifically addresses the treatment of PSUs upon a termination of employment, to provide for 12 months of acceleration (for the CEO) or 6 months of acceleration (for the other NEOs), prorated for the time the executive served in the performance period (if PSU targets are achieved);

•	Upon a change in control, provides for full acceleration of all RSUs and stock options for all NEOs and conversion of PSUs to time-vested awards with acceleration upon a qualifying termination; and

•	Narrows the scope of covered executives to the CEO, executive officers and others identified by the Compensation Committee.

Equity Compensation Plan Information

Our equity compensation plan consists of our 2008 Plan and our 2018 Plan. Prior to our IPO, we granted awards under our 2008 Plan. Following our IPO, any remaining shares available for issuance under our 2008 Plan were added to the share reserves under our 2018 Plan.

The following table shows certain information concerning all of our equity compensation plans in effect as of December 31, 2025:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(1)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders
2008 Stock Incentive Plan	368,880	$9.08	—
2018 Equity Incentive Plan	687,262	$11.53	2,744,383
Equity compensation plans not approved by security holders	—	—	—

Total	1,056,142	$10.67	2,744,383

(1)

The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our common stock underlying restricted stock units, which have no exercise price.

Retirement Benefits

We maintain a retirement plan for the benefit of our employees, including our named executive officers. Participant contributions and income earned on such contributions are not taxable to participants until they are withdrawn or distributed from the 401(k) plan (except in the case of contributions designated as Roth contributions). Each participant may contribute up to an annual statutory limit, and we provide a 401(k) match of 100% on the first 2% of eligible pay contributed, and 50% on the next 4% contributed (from 2% to 6%), for a maximum Company match of 4% of eligible pay. Participants who are at least 50 years old can contribute additional amounts based on statutory limits for “catch-up” contributions. Each participant is fully vested in his or her deferred salary contributions and company matching contributions, which are held and invested by the plan’s trustee as directed by participants.

Employee Benefits and Perquisites

Our named executive officers are eligible to participate in our health and welfare plans to the same extent as all full-time employees.

DIRECTOR COMPENSATION

Our non-employee director compensation program was originally adopted in connection with our initial public offering in June 2018 and was updated by our board of directors in April 2025. Under our current non-employee director compensation program, non-employee directors who are not affiliated with Link Ventures receive cash retainers for their service on our board of directors or a committee of the board of directors as set forth below. Additionally, non-employee directors who are not affiliated with Link Ventures, subject to their continued service, each receive an annual restricted stock unit award with a value of $165,000, which vests quarterly over a one-year period. These restricted stock unit awards are measured using the closing price of our Class A common stock on the Nasdaq Global Market on the date of grant. We do not provide any other benefits, including retirement benefits or perquisites, to our non-employee directors. Our employee director Mr. Mendel does not receive additional compensation for his service as a director.

Each non-employee director who is not affiliated with Link Ventures is eligible to receive compensation for his or her service on our board of directors or the audit committee or compensation committee of our board of directors, consisting of annual cash retainers paid quarterly in arrears, as set forth in the table below.

Position	Retainer
Board member	$40,000
Audit committee chair	$20,000
Audit committee member	$10,000
Compensation committee chair	$14,000
Compensation committee member	$7,000

The following table sets forth information regarding compensation earned by our non-employee directors during the year ended December 31, 2025.

Name	Fees earned or paid in cash ($)	Stock awards ($)(1)(2)	Option awards ($)(2)(3)	Total ($)
David Blundin	—	—	—	—
Sanju Bansal	47,342	164,985	—	212,327
Paul Deninger	57,000	164,985	—	221,985
George Neble	60,000	164,985	—	224,985
John Shields	50,000	164,985	—	214,985
Mira Wilczek	54,000	164,985	—	218,985

(1)

The values disclosed represent the aggregate grant date fair value of restricted stock units granted to the director, calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the restricted stock unit grants reported in this column are set forth in Note 8 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

(2)	The following table sets forth, with respect to each of our non-employee directors, the aggregate number of stock awards and the aggregate number of option awards outstanding as of December 31, 2025:

Name	Stock Awards (#)	Option Awards (#)
David Blundin	—	—
Sanju Bansal	3,352	—
Paul Deninger	3,352	—
George Neble	3,352	—
John Shields	3,352	—
Mira Wilczek	3,352	180,000

(3)

The values disclosed represent the aggregate grant date fair value of options to purchase shares granted to the director calculated in accordance with FASB ASC Topic 718. The assumptions used in calculating the grant date fair value of the option grants reported in this column are set forth in Note 8 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

CEO Pay Ratio
As required by Item 402(u) of Regulation
S-K,
which was mandated by Section 953(b) of the Dodd-Frank Act, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of our CEO. For fiscal year 2025, the annual total compensation for our median employee of the Company (excluding our CEO) was $122,786. For fiscal year 2025, the annual total compensation of our CEO was $9,209,231. For fiscal year 2025 the ratio of the annual total compensation of our CEO to the annual total compensation of our median employee was 75.0 to 1. We believe this ratio is a reasonable estimate calculated in a manner consistent with SEC rules.
The methodology we used to identify the median of the annual total compensation of all our employees is as follows:

•	We identified our median employee from among our employee population (excluding our CEO) as of December 31, 2025, the last day of our fiscal year.

•
We used a consistently applied compensation measure for annual total compensation (“CACM”) consisting of: (i) annual base pay as of the determination date, (ii) annual target bonuses or other cash incentive compensation for fiscal year 2025, and (iii) the grant date fair value of equity awards granted during fiscal year 2025.

•
Compensation amounts were determined from our human resources and payroll systems of record. Payments not made in U.S. dollars were converted to U.S. dollars by our human resources system of record using an average exchange rate for fiscal year 2025. We calculated the annual total compensation of our median employee by using our CACM for our global employee population.

•	We then calculated the median employee’s annual total compensation in accordance with the requirements of the Summary Compensation Table.
SEC rules for identifying the median employee and calculating the pay ratio allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Neither the Compensation Committee nor management used the pay ratio measure in making compensation-related decisions.
Pay Versus Performance
The following tables and related disclosures provide information about (i) the “total compensation” of our principal executive officer, or PEO, and our non-PEO
named executive officers, or Other NEOs, as presented in the Summary Compensation Table, or the SCT Amounts, (ii) the compensation actually paid, or CAP, to our PEO and Other NEOs, as calculated pursuant to the SEC’s pay-versus-performance
rules, or the CAP Amounts, (iii) certain financial performance measures, and (iv) the relationship of the CAP Amounts to those financial performance measures.

This disclosure has been prepared in accordance with Item 402(v) of Regulation
S-K
under the Exchange Act. The compensation committee does not utilize CAP for compensation considerations and determinations.

Year	Summary Compensation Table Total For PEO (1)	Compensation Actually Paid to PEO(1)	Average Summary Compensation Table Total for Other NEOs(2)(3)	Average Compensation Actually Paid to Other NEOs(2)(3)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Income/ (Loss) (in thousands)
2025	$9,209,231	$13,517,260	$2,583,898	$2,178,828	$72.29	$99,311
2024	$5,725,903	$9,450,223	$2,078,058	$3,715,968	$53.52	$32,169
2023	$4,128,264	$2,532,429	$1,907,033	$1,559,418	$32.77	$(51,287)
2022	$2,786,272	$2,205,651	$1,583,445	$1,015,913	$39.46	$(24,416)

(1)	Jayme Mendal, our chief executive officer and president, was PEO for all years in the table.
(2)
For 2025, Joseph Sanborn, our chief financial officer, David Brainard, our chief technology officer, Jon Ayotte, our chief accounting officer, and Julia Brncic, our former general counsel and secretary, were Other NEOs. For 2024, Joseph Sanborn, our chief financial officer, and David Brainard, our chief technology officer, were Other NEOs. For 2023, Julia Brncic, our former general counsel and secretary, and David Brainard, our chief technology officer, were Other NEOs. For 2022, John Wagner, our former chief financial officer and treasurer, David Brainard, our chief technology officer, and David Mason, our former general counsel and secretary, who served in this role until October 2022, were Other NEOs.

(3)
The following table summarizes the adjustments made in accordance with Item 402(v) of Regulation
S-K
in order to calculate the CAP Amounts from the SCT Amounts. The SCT Amounts and the CAP Amounts do not reflect the actual amount of compensation earned by or paid to our executives during the applicable years, but rather are amounts determined in accordance with Item 402 of Regulation
S-K
under the Exchange Act.

	2025		2024		2023		2022
Adjustments†	PEO	Other NEOs*	PEO	Other NEOs*	PEO	Other NEOs*	PEO	Other NEOs*
SCT Amounts	$9,209,231	$2,583,898	$5,725,903	$2,078,058	$4,128,264	$1,907,033	$2,786,272	$1,583,445
(Subtraction): Aggregate value for stock awards and option awards included in SCT Amounts for the covered fiscal year	(7,781,866)	(1,845,728)	(4,181,765)	(1,099,219)	(2,278,200)	(1,550,149)	(2,239,566)	(1,147,540)
Addition: Fair value at year end of awards granted during the covered fiscal year that were outstanding and unvested at the covered fiscal year end	9,167,086	1,651,433	6,188,324	1,351,864	1,382,550	1,421,349	2,085,548	845,560
Addition (Subtraction): Year-over-year change in fair value at covered fiscal year end of awards granted in any prior fiscal year that were outstanding and unvested at the covered fiscal year end	1,861,611	366,812	1,439,751	801,231	(627,912)	(80,893)	(174,577)	(26,958)

	2025		2024		2023		2022
Adjustments†	PEO	Other NEOs*	PEO	Other NEOs*	PEO	Other NEOs*	PEO	Other NEOs*
Addition: Vesting date fair value of awards granted and vested during the covered fiscal year	$550,917	$157,071	$512,208	$211,985	$236,625	$74,075	$—	$135,093
Addition (Subtraction): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during the covered fiscal year	510,281	137,813	864,431	372,049	(308,898)	(211,997)	(139,321)	(196,567)
(Subtraction): Fair value at end of prior fiscal year of awards granted in any prior fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year	—	(872,471)	(1,098,629)	—	—	—	(112,705)	(177,120)

CAP Amounts (as calculated)	$13,517,260	$2,178,828	$9,450,223	$3,715,968	$2,532,429	$1,559,418	$2,205,651	$1,015,913

†	Valuation assumptions used to calculate fair values did not materially differ from those used to calculate fair values at the time of grant as reflected in the SCT Amounts.
Relationship Between “Compensation Actually Paid” and Performance Measures
In accordance with SEC rules, the charts below illustrate how the CAP to our NEOs aligns with our company’s financial performance as measured by our TSR, Revenue, Variable Marketing Dollars, Net Income and Adjusted EBITDA.

Compensation Actually Paid vs. TSR
Compensation Actually Paid to PEO ($M)
Average Compensation Actually Paid to Non-PEO NEOs ($M)
Total Shareholder Return
Peer Group Total Shareholder Return
2021
2022
2023
2024
2025
$15
$10
$5
$0
-$5
-$10
Compensation Actually Paid ($M)
$80
$70
$60
$50
$40
$30
$20
$10
$0
Value of initial $100 Investment (TSR)
$59
$42
-$0.05
-$4.77
$2.21
$39
$1.02
$20
$2.53
$1.56
$33
$26
$9.45
$54
$3.72
$40
$13.52
$72
$43
$2.18

Compensation Actually Paid vs. Revenue
Compensation Actually Paid to PEO ($M)
Average Compensation Actually Paid to Non-PEO NEOs ($M)
Revenue ($M)
2021
2022
2023
2024
2025
$15
$10
$5
$0
-$5
-$10
Compensation Actually Paid ($M)
$800
$700
$600
$500
$400
$300
$200
$100
$0
Revenue ($M)
$418.5
-$4.77
-$0.05
$2.21
$1.02
$404.1
$2.53
$1.56
$287.9
$9.45
$3.72
$500.2
$13.52
$2.18
$692.5

Compensation Actually Paid vs. VMD
Compensation Actually Paid to PEO ($M)
Average Compensation Actually Paid to Non-PEO NEOs ($M)
VMD ($M)
2021
2022
2023
2024
2025
$15
$10
$5
$0
-$5
-$10
Compensation Actually Paid ($M)
$225
$175
$125
$75
$25
-$25
VMD ($M)
$129.6
$128.3
$100.3
$155.2
$191.9
-$4.77
-$0.05
$2.21
$1.02
$2.53
$1.56
$9.45
$3.72
$13.52
$2.18

Compensation Actually Paid vs. Net Income
Compensation Actually Paid to PEO ($M)
Average Compensation Actually Paid to Non-PEO NEOs ($M)
Net Income ($M)
2021
2022
2023
2024
2025
$15
$10
$5
$0
-$5
-$10
Compensation Actually Paid ($M)
$120
$100
$80
$60
$40
$20
$0
-$20
-$40
-$60
Net Income ($M)
-$4.77
-$0.05
-$19.4
$2.21
$1.02
-$24.4
$2.53
$1.56
-$51.3
$9.45
$32.2
$3.72
$13.52
$99.3
$2.18

Compensation Actually Paid vs. aEBITDA
Compensation Actually Paid to PEO ($M)
Average Compensation Actually Paid to Non-PEO NEOs ($M)
aEBITDA ($M)
2021
2022
2023
2024
2025
$15
$10
$5
$0
-$5
-$10
Compensation Actually Paid ($M)
$120
$100
$80
$60
$40
$20
$0
-$20
-$40
aEBITDA ($M)
-$4.77
-$0.05
$14.6
$2.21
$1.02
$5.9
$2.53
$1.56
$0.5
$9.45
$3.72
$58.2
$13.52
$2.18
$94.6

Company vs. Peer Group
Total Shareholder Return
Peer Group Total Shareholder Return
2021
2022
2023
2024
2025
$80
$70
$60
$50
$40
$30
$20
$10
$0
$59
$42
$39
$20
$33
$26
$54
$40
$72
$43

Limitation of Liability and Indemnification
Our restated certificate of incorporation limits the personal liability of directors for breach of fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law and provides that no director will have personal liability to us or to our stockholders for monetary damages for breach of fiduciary duty or other duty as a director. However, these provisions do not eliminate or limit the liability of any of our directors:

•	for any breach of the director’s duty of loyalty to us or our stockholders;

•	for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law;

•	for voting or assenting to unlawful payments of dividends, stock repurchases or other distributions; or

•	for any transaction from which the director derived an improper personal benefit.
Any amendment to, or repeal of, these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the Delaware General Corporation Law is amended to provide for further limitations on the personal liability of directors of corporations, then the personal liability of our directors will be further limited to the greatest extent permitted by the Delaware General Corporation Law.

Proposal 2 would extend these indemnification rights equally to our officers, consistent with recent amendments to the Delaware General Corporation Law.
In addition, our restated certificate of incorporation provides that we must indemnify our directors and officers and we must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.
We maintain a general liability insurance policy that covers certain liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers. In addition, we have entered into indemnification agreements with each of our directors and executive officers.
These indemnification agreements may require us, among other things, to indemnify each such director and executive officer for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him in any action or proceeding arising out of his service as one of our directors or executive officers.
Certain of our
non-employee
directors may, through their relationships with their employers, be insured and/or indemnified against certain liabilities incurred in their capacity as members of our board of directors. We have agreed that we will be the indemnitor of “first resort,” however, with respect to any claims against these directors for indemnification claims that are indemnifiable by both us and their employers. Accordingly, to the extent that indemnification is permissible under applicable law, we will have full liability for such claims (including for the advancement of any expenses) and we have waived all related rights of contribution, subrogation or other recovery that we might otherwise have against these directors’ employers.
Rule
10b5-1
Sales Plans
Our directors and executive officers may adopt written plans, known as Rule
10b5-1
plans, in which they will contract with a broker to buy or sell shares of our capital stock on a periodic basis. Under a Rule
10b5-1
plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from them. The director or officer may amend or terminate the plan in some circumstances. Our directors and executive officers may also buy or sell additional shares outside of a
Rule 10b5-1
plan when they are not in possession of material, nonpublic information.

RELATED PERSON TRANSACTIONS

Other than compensation arrangements for our executive officers and directors which are described elsewhere in this proxy statement, below we describe transactions since January 1, 2025 to which we were or will be a participant and in which:

•	the amount involved exceeds the lesser of (i) $120,000 or (ii) 1% of the average of our total assets at year-end for the last two completed fiscal years; and

•

any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Agreements with Entities Affiliated with Link Ventures LLLP

Cogo Labs, Inc., a wholly owned subsidiary of Link Equity Partners, LLC, which is wholly owned by David Blundin, and various other affiliates and subsidiaries of Link Ventures LLLP, or Link Ventures, provide a range of marketing-related services to us, including email advertising, search engine marketing and market research data sharing services. We are also party to various data license and marketing services agreements with Cogo Labs, Inc., Affiliate Media Network, Inc., Reference Advisor, LLC, Cognius, LLC, Meta42 LLC, Nufit Media, Inc., Tenizen, Inc., and Minerva Analytics, Inc., each of which is a direct or indirect subsidiary of Link Ventures, whereby each such entity provides marketing services to us by delivering EverQuote-related advertisements through websites, social media platforms, emails and other marketing campaigns. We believe that the terms and conditions of each of these agreements are no less favorable to us than those that could be obtained in arms-length dealings. Pursuant to these agreements, we paid an aggregate of approximately $40.0 million in 2025 to Link Ventures and entities affiliated with Link Ventures.

Registration Rights

We are a party to an investors’ rights agreement, originally entered into in August 2008 and most recently amended and restated in June 2016, with certain holders of our Class B common stock, including entities affiliated with Link Ventures. The investors’ rights agreement provides these holders the right to demand that we file a registration statement or request that their shares be included in a registration statement that we are otherwise filing. Pursuant to the investors’ rights agreement, we are required to pay all registration expenses and indemnify these holders with respect to each registration of registrable shares that is effected.

Indemnification Agreements

Our restated certificate of incorporation provides that we will indemnify our officers and directors to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with each of our directors and executive officers. See “Executive Compensation—Limitation of Liability and Indemnification.”

Policies and Procedures for Related Person Transactions

Our board of directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds $120,000, and one of our executive officers, directors, director nominees or 5% stockholders (or their immediate family members), each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person must report the proposed related person transaction to our general counsel. The policy calls for the proposed related person transaction to be reviewed by the audit committee of our board of directors and, if deemed appropriate, approved. Whenever practicable, the reporting, review and approval will occur prior to entry into the transaction. If advance review and approval is not practicable, the committee will review, and, in its discretion, may ratify the related person transaction. The policy also provides that the chair of the audit committee may review and approve proposed related person transactions that arise between audit committee meetings, subject to ratification by the audit committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

•	the related person’s interest in the related person transaction;

•	the approximate dollar value of the amount involved in the related person transaction;

•	the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;

•	whether the transaction was undertaken in the ordinary course of our business;

•	whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;

•	the purpose of, and the potential benefits to us of, the transaction; and

•

any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

The audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in or is not inconsistent with our company’s best interests. The audit committee may impose any conditions on the related person transaction that it deems appropriate.

Pursuant to the SEC’s related person transaction disclosure rule, the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, will not be related person transactions for purposes of the policy:

•	interests arising only from the related person’s position as a director of another corporation or organization that is a party to the transaction;

•

interests arising only from the direct or indirect ownership by the related person and all other related persons in the aggregate of less than a 10% equity interest (other than a general partnership interest) in another entity which is a party to the transaction;

•	interests arising solely from the ownership of a class of our equity securities if all holders of that class of equity securities receive the same benefit on a pro rata basis;

•	compensation arrangements with executive officers if the compensation has been approved by the board of directors;

•	compensation for services as a director of our company if such compensation will be publicly reported pursuant to SEC rules;

•	interests arising solely from indebtedness of a 5% stockholder or an immediate family member of a 5% stockholder;

•	a transaction where the rates or charges involved in the transaction are determined by competitive bids;

•	a transaction that involves the rendering of services as a common or contract carrier or public utility at rates or charges fixed in conformity with law or governmental authority; or

•	a transaction that involves services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

In addition, our board of directors has determined that transactions that are specifically contemplated by our charter or our amended and restated bylaws are not related person transactions for purposes of the policy. The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by our board of directors in the manner specified in its charter.

TRANSACTION OF OTHER BUSINESS

Our board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, the persons appointed in the accompanying proxy intend to vote the shares represented thereby in accordance with their best judgment on such matters, under applicable laws.

ADDITIONAL INFORMATION

Procedures for Submitting Stockholder Proposals

Requirements for Stockholder Proposals to be Brought Before the Annual Meeting. We must receive notice of proposals of stockholders (including director nominations) intended to be presented at the 2027 annual meeting of stockholders but not included in the proxy statement no earlier than February 4, 2027, and no later than March 6, 2027. However, in the event the 2027 annual meeting of stockholders is scheduled to be held on a date before May 5, 2027, or after August 3, 2027, notice must be delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting; and (ii) the 10th day following the day on which notice of the date of such annual meeting was given or public disclosure of the date of such meeting is first made, whichever first occurs. A stockholder must give written notice of such proposals to our Secretary at 141 Portland Street, Cambridge, MA 02139. In addition, any nomination must include all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in election contests or that is otherwise required under Regulation 14A of the Exchange Act, the person’s written consent to be named in the proxy statement and accompanying proxy card as a nominee and to serve as a director if elected, and such information as we might reasonably require to determine the eligibility of the person to serve as a director. As to other business, the notice must include a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of such stockholder (and the beneficial owner) in the proposal. The proposal must be a proper subject for stockholder action. In addition, to make a nomination or proposal, the stockholder must be of record at the time the notice is made and must provide certain information regarding itself (and the beneficial owner), including the name and address, as they appear on our books, of the stockholder proposing such business, the number of shares of our capital stock which are, directly or indirectly, owned beneficially or of record by such stockholder and such beneficial owner and certain additional information.

In addition to satisfying the advance notice provisions in our amended and restated bylaws relating to director nominations, including the earlier notice deadlines set out above, to comply with the SEC’s universal proxy rule, stockholders who intend to solicit proxies in support of director nominees other than our nominees in compliance with Rule 14a-19 under the Exchange Act must also provide notice that sets forth the information required by Rule 14a-19 no later than April 5, 2027. If the date of the 2027 annual meeting of stockholders changes by more than 30 days from the anniversary of this year’s Annual Meeting, such notice must instead be provided by the later of 60 days prior to the date of the 2027 annual meeting of stockholders or the 10th day following public announcement by us of the date of the 2027 annual meeting of stockholders.

Requirements for Stockholder Proposals to be Considered for Inclusion in the Company’s Proxy Materials. In addition to the requirements stated above, any stockholder who wishes to submit a proposal for inclusion in our proxy materials must comply with Rule 14a-8 promulgated under the Exchange Act. For such proposals to be included in our proxy materials relating to our 2027 Annual Meeting, all applicable requirements of Rule 14a-8 must be satisfied and we must receive such proposals no later than December 24, 2026. Such proposals must be delivered to our Secretary, c/o EverQuote, Inc., 141 Portland Street, Cambridge, MA 02139.

Appendix A

Exculpation Amendment

SEVENTH: To the fullest extent permitted by law, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty as a director or officer. If the General Corporation Law or any other law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended.

Any repeal or modification of the foregoing provisions of this Article SEVENTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of, or increase the liability of any director or officer of the Corporation with respect to any acts or omissions of such director or officer occurring prior to, such repeal or modification.

A-1

About EverQuote

EverQuote (Nasdaq: EVER) is a leading growth solutions partner for regulated property and casualty insurance entities, empowering the largest insurance carriers and thousands of agents to maximize customer acquisition across digital channels. Fueled by our proprietary data assets and AI traffic engine, EverQuote is transforming the way providers attract and engage customers to grow market share.

For more information, visit investors.everquote.com

LinkedIn linkedin.com/company/everquote

141 Portland Street

Cambridge, MA 02139

© 2026 EverQuote, Inc.

SCAN TO VIEW MATERIALS & VOTE w EVERQUOTE, INC. 141 PORTLAND STREET VOTE BY INTERNET CAMBRIDGE, MA 02139 Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Time on June 3, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/EVER2026 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Time on June 3, 2026. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V89812-P42949 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY EVERQUOTE, INC. For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR number(s) of the nominee(s) on the line below. the following: 1. Election Of Directors Nominees: 01) David Blundin 05) George Neble 02) Sanju Bansal 06) John Shields 03) Paul Deninger 07) Mira Wilczek 04) Jayme Mendal The Board of Directors recommends you vote FOR each of the following proposals: For Against Abstain 2. To approve an amendment to the Company’s Restated Certificate of Incorporation to reflect new Delaware law provisions regarding officer exculpation. 3. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V89813-P42949 EVERQUOTE, INC. Annual Meeting of Stockholders Thursday, June 4, 2026, 10:00 AM Eastern Time This proxy is solicited by the Board of Directors The undersigned stockholder hereby appoints Jayme Mendal, Joseph Sanborn and Christopher Hurld, or any of them, each with the power of substitution, and hereby authorizes them to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of EverQuote, Inc. to be held at 10:00 AM Eastern Time on June 4, 2026, held virtually at www.virtualshareholdermeeting.com/EVER2026, or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the proxies will have authority to vote FOR the election of directors in Proposal 1 and FOR each of Proposal 2 and Proposal 3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. Continued and to be signed on reverse side